                         SOUTHERN NATIONAL CORPORATION



                                      TO



                              [NAME OF TRUSTEE],

                                    TRUSTEE



                                   INDENTURE

                       REGARDING SUBORDINATED SECURITIES


                       DATED AS OF _______________, 1996

                         Reconciliation and Tie Sheet*
                                    between
                 Provisions of the Trust Indenture Act of 1939
                                      and
                 Indenture, dated as of                , 1996
                                    between
                         SOUTHERN NATIONAL CORPORATION
                                      to
                          [NAME OF TRUSTEE], Trustee

Section of Act                           Section of Indenture
- --------------                           --------------------

310(a)(1), (2).......................... 6.08
310(a)(3), (4).......................... Not applicable
310(a)(5)............................... 6.08
310(b).................................. **
310(c).................................. Not applicable
311(c).................................. Not appliable
312..................................... **
313(a).................................. **
313(b)(1)............................... Not applicable
313(b)(2)............................... **
313(c), (d)............................. **
314(a).................................. **
314(b).................................. Not applicable
314(c)(1) and (2)....................... 16.05
314(c)(3)............................... Not applicable
314(d).................................. Not applicable
314(e).................................. 16.05
314(f).................................. Not applicable
315(a)(c) and (d)....................... 6.01
315(b).................................. 5.08
315(e).................................. 5.09
316(a)(1)............................... 5.01 and 5.07
316(a)(2)............................... Omitted
316(a) last sentence.................... 7.04
316(b).................................. 5.04
316(c).................................. 7.05
317(a).................................. 5.02
317(b).................................. 4.04(a)
318(a).................................. 16.07

_________________

*    This Reconciliation and Tie Sheet is not a part of the Indenture.

**    Included pursuant to Section 318(c) of the Trust Indenture Act of 1939.

                               TABLE OF CONTENTS
                               -----------------

                                                                    Page
                                                                    ----
Parties   ..........................................................  1

Recitals  ..........................................................  1
                                  ARTICLE ONE

                                  DEFINITIONS
SECTION 1.01.    Definitions........................................  1
                                  ARTICLE TWO

                       THE SECURITIES AND SECURITY FORMS
SECTION 2.01.    Amount Unlimited; Issuable in Series...............  8

SECTION 2.02.    Form of Securities and of Trustee's Certificate
                 of Authentication.................................. 11

SECTION 2.03.    Securities in Global Form.......................... 12

SECTION 2.04.    Denomination, Authentication and Dating of
                 Securities......................................... 13

SECTION 2.05.    Execution of Securities............................ 16

SECTION 2.06.    Exchange and Registration of Transfer of
                 Securities......................................... 17

SECTION 2.07.    Mutilated, Destroyed, Lost or Stolen Securities.... 21

SECTION 2.08.    Temporary Securities............................... 23

SECTION 2.09.    Payment of Interest; Interest Rights............... 24

SECTION 2.10.    Cancellation of Securities Paid, etc............... 26
                                 ARTICLE THREE

                          SUBORDINATION OF SECURITIES
SECTION 3.01.    Agreement of Securityholders That Securities
                 Subordinated to Extent Provided.................... 26

SECTION 3.02.    Company Not to Make Payments with Respect to
                 Securities in Certain Circumstances................ 27

SECTION 3.03.    Securities Subordinated to Prior Payment of All
                 Senior Indebtedness on Dissolution, Liquidation or
                 Reorganization of Company.......................... 28

SECTION 3.04.    Securityholders to Be Subrogated to Rights of
                 Holders of Senior Indebtedness..................... 30

SECTION 3.05.    Obligation of the Company Unconditional, etc....... 30

SECTION 3.06.    Trustee Entitled to Assume Payments Not Prohibited
                 in Absence of Notice............................... 31

SECTION 3.07.    Application by Trustee of Money Deposited with It.. 31

SECTION 3.08.    Article Applicable to Paying Agents................ 32

SECTION 3.09.    Subordination Rights Not Impaired by Acts or
                 Omissions of Company or Holders of Senior
                 Indebtedness....................................... 32

SECTION 3.10.    Securityholders Authorize Trustee to Effectuate
                 Subordination of Securities........................ 32

SECTION 3.11.    Right of Trustee to Holder Senior Indebtedness..... 32

SECTION 3.12.    Article Three Not to Prevent Events of Default..... 33

SECTION 3.13.    Trustee Not Fiduciary for Holders of Senior
                 Indebtedness....................................... 33
                                  ARTICLE FOUR

                      PARTICULAR COVENANTS OF THE COMPANY
SECTION 4.01.    Payment of Principal and Interest.................. 33

SECTION 4.02.    Offices for Notices and Payments, etc.............. 33

SECTION 4.03.    Provisions as to Paying Agent...................... 35

SECTION 4.04.    Statement as to Compliance......................... 36

SECTION 4.05.    Notice of Defaults................................. 36

SECTION 4.06.    Limitation on Certain Dispositions and on Merger
                 and Sale of Assets................................. 37

SECTION 4.07.    Limitation on Creation of Liens.................... 38

SECTION 4.08.    Corporate Existence................................ 38
                                  ARTICLE FIVE


                 REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS ON
                     EVENT OF DEFAULT OR ACCELERATION EVENT
SECTION 5.01.    Events of Default.................................. 38

SECTION 5.02.    Payment of Securities on Default; Suit Therefor.... 41

SECTION 5.03.    Application of Money Collected by Trustee.......... 43

SECTION 5.04.    Proceedings by Securityholders..................... 44

SECTION 5.05.    Proceedings by Trustee............................. 45

SECTION 5.06.    Remedies Cumulative and Continuing; Delay or
                 Omission Not Waiver................................ 45

SECTION 5.07.    Direction of Proceedings and Waiver of
                 Defaults by Majority of Securityholders............ 46

SECTION 5.08.    Notices of Defaults.................................47

SECTION 5.09.    Undertaking to Pay Costs............................47
                                  ARTICLE SIX

                             CONCERNING THE TRUSTEE
SECTION 6.01.    Duties and Responsibilities of Trustee............. 48

SECTION 6.02.    Reliance on Documents, Opinions, etc............... 49

SECTION 6.03.    No Responsibility for Recitals, etc................ 50

SECTION 6.04.    Trustee, Paying Agents or Registrar May Own
                 Securities......................................... 50

SECTION 6.05.    Money to Be Held in Trust.......................... 51

SECTION 6.06.    Compensation and Expenses of Trustee............... 51

SECTION 6.07.    Officers' Certificate as Evidence.................. 51

SECTION 6.08.    Eligibility of Trustee............................. 52

SECTION 6.09.    Resignation or Removal of Trustee.................. 52

SECTION 6.10.    Acceptance by Successor Trustee.................... 54

SECTION 6.11.    Succession by Merger............................... 55
                                 ARTICLE SEVEN

                         CONCERNING THE SECURITYHOLDERS
SECTION 7.01.    Action by Securityholders.......................... 55

SECTION 7.02.    Proof of Execution by Securityholders.............. 56

SECTION 7.03.    Who Are Deemed Absolute Owners..................... 57

SECTION 7.04.    Company-Owned Securities Disregarded............... 58

SECTION 7.05.    Revocation of Consents; Future Holders Bound....... 58
                                 ARTICLE EIGHT

                           SECURITYHOLDERS' MEETINGS
SECTION 8.01.    Purposes of Meetings............................... 58

SECTION 8.02.    Call of Meetings by Trustee........................ 59

SECTION 8.03.    Call of Meetings by Company or Securityholders..... 60

SECTION 8.04.    Qualifications for Voting.......................... 60

SECTION 8.05.    Regulations........................................ 60

SECTION 8.06.    Quorum............................................. 61

SECTION 8.07.    Voting............................................. 61

SECTION 8.08.    No Delay of Rights by Meeting...................... 62
                                  ARTICLE NINE

                            SUPPLEMENTAL INDENTURES
SECTION 9.01.    Supplemental Indentures Without Consent of
                 Securityholders.................................... 62

SECTION 9.02.    Supplemental Indentures of Securityholders of a
                 Series............................................. 64

SECTION 9.03.    Compliance with Trust Indenture Act; Effect of
                 Supplemental Indentures............................ 65

SECTION 9.04.    Notation on Securities............................. 66

SECTION 9.05.    Evidence of Compliance of Supplemental Indenture
                 to Be Furnished Trustee............................ 66
                                  ARTICLE TEN

               CONSOLIDATION, MERGER, SALE, CONVEYANCE AND LEASE
SECTION 10.01.   Company May Consolidate, etc., on Certain Terms.... 66

SECTION 10.02.   Successor Corporation Substituted.................. 67
                                ARTICLE ELEVEN

                           REDEMPTION OF SECURITIES
SECTION 11.01.   Applicability of Article........................... 68

SECTION 11.02.   Election to Redeem; Notice to Trustee.............. 68

SECTION 11.03.   Selection by Trustee of Securities to Be
                 Redeemed........................................... 68

SECTION 11.04.   Notice of Redemption............................... 69

SECTION 11.05.   Deposit of Redemption Price........................ 69

SECTION 11.06.   Securities Payable on Redemption Date.............. 70

SECTION 11.07.   Registered Securities Redeemed in Part............. 71
                                ARTICLE TWELVE

                                SINKING FUNDS
SECTION 12.01.   Applicability of Article........................... 71

SECTION 12.02.   Satisfaction of Sinking Fund Payments with
                 Securities......................................... 71

SECTION 12.03.   Redemption of Securities for Sinking Fund.......... 72
                               ARTICLE THIRTEEN

                      REPAYMENT AT THE OPTION OF HOLDERS
SECTION 13.01.   Terms Set Forth in the Securities.................. 72
                                ARTICLE FOURTEEN

                    SATISFACTION AND DISCHARGE OF INDENTURE

SECTION 14.01.   Discharge of Indenture............................. 73

SECTION 14.02.   Deposited Money to Be Held in Trust by Trustee..... 74

SECTION 14.03.   Paying Agent to Repay Money Held................... 74

SECTION 14.04.   Return of Unclaimed Money.......................... 74

SECTION 14.05.   Deposits Irrevocable............................... 75

SECTION 14.06.   Reinstatement...................................... 75
                                ARTICLE FIFTEEN

                    IMMUNITY OF INCORPORATORS, STOCKHOLDERS,
                             OFFICERS AND DIRECTORS
SECTION 15.01.   Indenture and Securities Solely Corporate
                 Obligations........................................ 75
                                ARTICLE SIXTEEN

                            MISCELLANEOUS PROVISIONS
SECTION 16.01.   Provisions Binding on Company's Successors......... 76

SECTION 16.02.   Official Acts by Successor Corporation............. 76

SECTION 16.03.   Addresses for Notices, etc......................... 76

SECTION 16.04.   Governing Law...................................... 76

SECTION 16.05.   Evidence of Compliance with Conditions Precedent... 76

SECTION 16.06.   Legal Holidays..................................... 77

SECTION 16.07.   Trust Indenture Act to Control..................... 77

SECTION 16.08.   No Security Interest Created....................... 77

SECTION 16.09.   Benefits of Indenture.............................. 78

SECTION 16.10.   Payments to Be Made in U.S. Dollars................ 78

SECTION 16.11.   Table of Contents, Headings, etc................... 78

SECTION 16.12.   Execution in Counterparts.......................... 78

          THIS INDENTURE, dated as of _____________, 1996, is executed and delivered from SOUTHERN NATIONAL CORPORATION, a North Carolina corporation (such corporation or, subject to Article Ten, its successors and assigns, the "Company"), and [NAME OF TRUSTEE], a ____________ banking corporation (such corporation or, subject to Article Six, its successors and assigns as Trustee under this Indenture, the "Trustee").

                            RECITAL OF THE COMPANY

          The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured subordinated debentures, notes or other evidences of indebtedness or warrants therefor to be issued in one or more series (the "Securities"), as provided herein.

          For and in consideration of the premises and the purchase of the Securities by the holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all holders of the Securities, as follows:

                                  ARTICLE ONE

                                  DEFINITIONS

          SECTION 1.01.  Definitions.    The terms defined in this Section 1.01
                         -----------
(except to the extent the application of such definitions is expressly limited to certain instances, and except as otherwise expressly provided in this Indenture or unless the context otherwise requires) for all purposes of this Indenture will have the respective meanings specified in this Section 1.01. Except as otherwise expressly provided in this Indenture or unless the context otherwise requires, all other terms used in this Indenture that are defined in the Trust Indenture Act or that the Trust Indenture Act defines by reference to the Securities Act of 1933 or by Commission rule under the Trust Indenture Act will have the meanings assigned to such terms in the Trust Indenture Act, in such rule thereunder or in such Securities Act as in force at the date of the execution of this Indenture.

          "Acceleration Event", with respect to Securities of any series, means the occurrence with respect to the Company of any of the events described in
Section 5.01(g) or (h) (other than the appointment of a conservator with respect to any Constituent Bank insured by the Federal Deposit Insurance Corporation or any successor agency), continued for the period of time, if any, and after the giving of notice, if any, designated in Section 5.01(g) or (h), or shall have the meaning otherwise specified in the Securities of such series.

          "Bank" means (i) any institution organized under the laws of the United States, any State, the District of Columbia, Puerto Rico or any territory of the United States that (a) accepts deposits that the depositor has a legal right to withdraw on demand and (b) engages in the business of making commercial loans and (ii) any trust company organized under any of the foregoing laws. Unless otherwise provided, for purposes of this Indenture a Bank also will be considered a "corporation".

          "BB&T-NC" shall mean Branch Banking and Trust Company, a North Carolina corporation, and any successor or successors thereto.

          "Bearer Security" means any Security established pursuant to Section
2.02 that is payable to bearer.

          "Bearer Security Tax Certificate" or "Certificate of non-U.S. Ownership", when used with respect to a Bearer Security, means a certificate satisfying the requirements of Treasury Regulation (S) 1.163-5(c)(2)(i)(D)(3), as that provision may be amended or redesignated from time to time, which certificate shall be in a form approved by the Company.

          "Board of Directors" means the Board of Directors of the Company or, with respect to any matter, any committee of the Board of Directors duly authorized to act for the Board of Directors with respect to such matter.

          "Business Day", with respect to each series of Securities, means any day other than a Saturday or Sunday that is neither a legal holiday nor a day on which banking institutions are authorized or obligated by law or regulation to close in either The City of New York or, with respect to Registered Notes that will bear interest based on a specified percentage of London interbank offered quotations ("LIBOR"), in London, England, or, in the case of Bearer Securities, in any Place of Payment.

          "CEDEL, S.A." means Centrale de Livraison de Valeurs Mobilieres S.A.

          "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or, if at any time after the execution of this Indenture the Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties on such date.

          "Company" means the corporation identified as the Company in the first paragraph of this Indenture until a successor corporation shall succeed to and be substituted for the Company pursuant to the provisions of Article Ten, and thereafter shall mean such successor corporation.

          "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, any Vice Chairman, its Chief Executive Officer, its President, any Executive Vice President or any Senior Vice President and its Treasurer, any Assistant Treasurer, its Secretary or any Assistant Secretary, and delivered to the Trustee.

          "Consolidated Net Banking Assets" means all net assets owned directly or indirectly by each Subsidiary that is a Bank as such net assets would be reflected on a consolidated balance sheet of the Company prepared in accordance with generally accepted accounting principles at the time.

          "Constituent Bank" means any Subsidiary that is a Bank.

          "Controlled Subsidiary" means any Subsidiary of which more than 80% of the aggregate voting power of the outstanding shares of the Voting Stock at the time is owned directly or indirectly by the Company or by one or more Controlled Subsidiaries or by the Company and one or more Controlled Subsidiaries, after giving effect to the issuance to any Person other than the Company or any Controlled Subsidiary of Voting Stock of the Subsidiary issuable on exercise of options, warrants or rights to subscribe for such Voting Stock or on conversion of securities convertible into such Voting Stock.

          "coupon" means any interest coupon appertaining to a Bearer Security.

          "Defaulted Interest" has the meaning specified in Section 2.09.

          "Depositary", with respect to the Securities of any series issuable or issued in the form of one or more Global Securities, means The Depository Trust Company, New York, New York, or such other Person designated as Depositary by the Company in the manner provided in Section 2.01, until a successor Depositary shall have been appointed pursuant to the applicable provisions of this Indenture, and thereafter "Depositary" means or includes each Person who is then a Depositary hereunder, and if at any time there is more than one such Person, "Depositary" as used with respect to the

Global Securities of any such series means the Depositary with respect to the Securities of that series.

          "Euro-clear" means Morgan Guaranty Trust Company of New York, Brussels Office, as operator of the Euro-clear System.

          "Event of Default" means any event specified in Section 5.01, continued for the period of time, if any, and after the giving of the notice, if any, designated in Section 5.01.

          "Global Security" means a Security issued to evidence all or part of a series of Securities in accordance with Section 2.03.

          "Indenture" means this instrument as originally executed or, if amended or supplemented as provided in this Indenture, as so amended or supplemented.

          "interest", when used with respect to an Original Issue Discount Security that by its terms bears interest only after Maturity, means interest payable after Maturity.

          "Interest Payment Date", when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

          "Maturity", when used with respect to any Security, means the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by the declaration of acceleration, call for redemption, repayment at the option of the holder or otherwise.

          "Officers' Certificate", when used with respect to the Company, means a certificate signed by the Chairman of the Board, any Vice Chairman, the Chief Executive Officer, the President, any Executive Vice President or any Senior Vice President and by the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Company. Except as otherwise provided in this Indenture, each such certificate shall include the statements provided for in
Section 16.05.

          "Opinion of Counsel" means an opinion in writing signed by legal counsel, who may be an employee of or counsel to the Company, and who shall be acceptable to the Trustee. Except as otherwise provided in this Indenture, each such opinion shall include the statements provided for in Section 16.05.

          "Original Issue Discount Security" means any Security that provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.01. The term "principal amount" or "aggregate principal amount", when used with respect to Original Issue Discount Securities, has the meaning (or meanings) specified in the manner contemplated by Section 2.01 for purposes of: determining the amount due and payable in the event of an acceleration of Maturity as provided in Section 5.01; the redemption provisions in Article Eleven; determining whether the holders of the requisite principal amount of Outstanding Securities of any series have given any request, demand, authorization, direction, notice, consent or waiver under this Indenture; and determining whether a quorum is present at a meeting of Securityholders.

          "Outstanding", when used with reference to Securities of any series or the related coupons, subject to the provisions of Section 7.04, means, as of any particular time, all Securities of such series or any related coupons authenticated and delivered by the Trustee pursuant to this Indenture, except:

          (a) such Securities and coupons theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

          (b) such Securities and coupons, or portions thereof, for the payment or redemption of which money in the necessary amount shall have been deposited in trust with the Trustee or with any Paying Agent (other than the Company) or shall have been set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent), provided that if such Securities are to be redeemed prior to the Maturity thereof, notice of such redemption shall have been provided as specified in Article Eleven, or provision satisfactory to the Trustee shall have been made for mailing such notice; and

          (c) such Securities or coupons in lieu of or in substitution for which other Securities or coupons shall have been authenticated and delivered pursuant to the terms of Section 2.07, except to the extent that a bona fide holder in due course of any such Securities shall have presented proof satisfactory to the Trustee that such holder is a bona fide holder in due course of any such Securities or coupons.

          "Paying Agent", when used with respect to Securities of any series, means any Person authorized by the Company to pay the principal of and any premium or interest on any Securities of that series on behalf of the Company.

          "Person" means a corporation, an association, a partnership, an organization, a trust, an individual, a government or a political subdivision thereof or a governmental agency.

          "Place of Payment" has the meaning stated in Section 2.01(5).

          "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt that was evidenced by such particular Security. For the purposes of this definition, any Security authenticated and delivered under Section 2.07 in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

          "Principal Constituent Bank" means BB&T-NC and, at any time, any other Constituent Bank the total assets of which (as set forth in the most recent statement of condition of such Constituent Bank) equal more than 30% of the total assets of all Constituent Banks as determined from the most recent statements of condition of the Constituent Banks.

          "principal office of the Trustee" or any other similar term means the principal office of the Trustee at which at any particular time its corporate trust business shall be administered, which office, at the date of this Indenture, is located at ________________________.

          "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

          "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

          "Registered Security" means any Security in the form of registered securities established pursuant to Section 2.02, that is registered in the Security Register.

          "Regular Record Date", with respect to the interest payable on any Interest Payment Date on the Securities of any series, means the date specified for that purpose as contemplated by Section 2.01.

          "Responsible Officer", when used with respect to the Trustee, means the Chairman or Vice Chairman of its board of directors, the Chairman or Vice Chairman of the executive committee of the board of directors, the President, any Vice President, the Cashier, any Assistant Cashier, any senior trust officer, any trust officer, any assistant trust officer or any other officer or assistant officer of the Trustee customarily performing functions similar to those performed by the persons who at the time shall be the above-named officers, or to whom any corporate trust matter is referred because of such officer's knowledge of and familiarity with the particular subject.

          "Security" or "Securities" has the meaning stated in the recitals of this Indenture and means any Security or Securities, as the case may be, authenticated and delivered pursuant to this Indenture. Whenever this Indenture refers to any interest on or with respect to any Security that is represented by a coupon, such reference to the Security also shall include reference to a coupon.

          "Security Register", when used with respect to a Registered Security, has the meaning specified in Section 2.06(b).

          "Securityholder", "holder of Securities", "holder" or other similar term, when used with respect to a Registered Security, means any Person in whose name at the time a particular Registered Security is registered on the Security Register and, when used with respect to a Bearer Security or coupon, the bearer thereof.

          "Senior Indebtedness" means: (a) the principal of, premium, if any, and interest on all indebtedness of the Company for money borrowed, whether outstanding on the date of execution of this Indenture or thereafter created, assumed or incurred; (b) all obligations to make payment pursuant to the terms of financial instruments, such as (i) securities contracts and foreign currency exchange contracts, (ii) derivative instruments, such as swap agreements (including interest rate and foreign exchange rate swap agreements), cap agreements, floor agreements, collar agreements, interest rate agreements, foreign exchange agreements, options, commodity futures contracts and commodity options contracts and (iii) similar financial instruments; (c) indebtedness and obligations of others of the kind described in clauses (a) and (b) for the payment of which the Company is responsible or liable as guarantor or otherwise; and (d) any deferral, renewal or extension of any Senior Indebtedness; provided, however, that, in the case of both clauses (a) and (b), such indebtedness and obligations that are expressly stated to rank junior in right of payment to, or pari passu in right of payment with, the Securities shall not be Senior Indebtedness for purposes of this Indenture.

          "Special Record Date" has the meaning specified in Section 2.09.

          "Stated Maturity", when used with respect to any Security or any payment of premium or any installment of interest thereon, means the date specified in such Security or a coupon representing such installment of interest as the fixed date on which the principal of such Security or such payment of premium or such installment of interest is due and payable.

          "Subsidiary" means any corporation of which a majority of the aggregate voting power of the outstanding Voting Stock at the time shall be owned by the Company or by the Company and one or more Subsidiaries or by one or more Subsidiaries.

          "Trust Indenture Act" means the Trust Indenture Act of 1939 as it was in force at the date of execution of this Indenture, except as provided in
Section 9.03.

          "Trustee" means the Person identified as the Trustee in the first paragraph of this Indenture until a successor shall succeed to the trusts created by this Indenture pursuant to the provisions of Article Six, and thereafter shall mean such successor.

          "United States" means the United States of America (including the District of Columbia) and its possessions.

          "Vice President", when used with respect to the Company or the Trustee, means any such officer whether or not designated by a number or a word or words added before or after such title.

          "Voting Stock" of a corporation or other entity means stock of the class or classes having general voting power in an election of the board of directors, managers or trustees of such corporation or other entity (irrespective of whether, at the time, stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

                                  ARTICLE TWO

                       THE SECURITIES AND SECURITY FORMS

          SECTION 2.01.  Amount Unlimited; Issuable in Series.    The aggregate
                         ------------------------------------
principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited. Securities may be issued in one or more series.

          The terms and conditions listed below, as applicable, of any series of Securities shall be established either in an indenture supplemental hereto or in or pursuant to a resolution of the Board of Directors:

          (1) the title of the Securities of the series (which shall distinguish the Securities of the series from Securities of all other series);

          (2) any limit upon the aggregate principal amount of the Securities of the series that may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, other Securities of the series pursuant to Section 2.05, 2.06, 2.07, 9.04 or 11.07);

          (3) the date or dates on which the principal of the Securities of the series is payable;

          (4) the rate or rates (which may be fixed or variable) at which the Securities of the series shall bear interest, if any, or the formula by which interest shall be calculated by the Company or an agent designated for such purpose, the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest shall be payable and the Regular Record Date for the interest payable on any Registered Security on any Interest Payment Date;

          (5) the place or places, if any, in addition to those specified herein, where the principal of and any premium or interest on Securities of the series shall be payable (the "Place of Payment"), any Registered Securities of the series may be surrendered for registration of transfer, Securities of the series may be surrendered for exchange and notices and demands to or upon the Company in respect of the Securities of the series and this Indenture may be served and where notices to holders pursuant to this Indenture will be published;

          (6) the price or prices at which, the period or periods within which and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company, pursuant to any sinking fund or otherwise;

          (7) the obligation, if any, of the Company to redeem, purchase or repay Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a holder thereof and the price or prices at which, the period or periods within which and the other terms and conditions upon which Securities of the series shall be redeemed, purchased or repaid, in whole or in part, pursuant to such obligation, which in the case of Securities of any series that are repayable at the option of a holder thereof shall be set forth in the form of such Security;

          (8) whether Securities of the series are to be issuable as Registered Securities, Bearer Securities or both, whether Securities of the series are to be issuable with or without coupons or both and, in the case of Bearer Securities, the date as of which such Bearer Securities shall be dated if other than the date of original issuance of the first Security of such series of like tenor and term to be issued;

          (9) whether the Securities of the series shall be issued in whole or in part in the form of a Global Security or Securities and, in such case, the Depositary (if other than The Depository Trust Company) for such Global Security or Securities and whether such global form shall be permanent or temporary;

          (10) if Securities of the series are to be issuable initially in the form of one or more temporary Global Securities, the circumstances under and the manner in which such temporary Global Securities can be exchanged for definitive Securities of the series and whether such definitive Securities will be Registered Securities, Bearer Securities or both and will be in global form;

          (11) the denominations in which Registered Securities of the series shall be issuable, if other than denominations of $1,000 and any integral multiple thereof, and the denominations in which Bearer Securities of such series, if any, shall be issuable if other than the denomination of $5,000;

          (12) any Event of Default or Acceleration Event with respect to the Securities of such series, if not set forth herein or if different from those set forth herein;

          (13) the form of Securities of such series;

          (14) the Person or Persons who shall be Security registrar for the Securities of such series if other than as provided for in this Indenture, and the place or places where the Security Register for such series shall be maintained and the Person or Persons who will be the initial Paying Agent or Agents, if other than as provided for in this Indenture;

          (15) if warrants for Securities of any series are to be issued, the form in which the warrants shall be issued, the circumstances under and the manner in which the warrants may be exercised, any obligation of the Company concerning any Securities underlying the warrants and any other terms or conditions regarding the warrants and any Securities underlying the warrants; and

          (16) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture).

          All Securities of any series and the coupons appertaining to Bearer Securities of such series, if any, issued under this Indenture in all respects shall be equally and ratably entitled to the benefits hereof with respect to such series without preference, priority or distinction on account of actual time or times of authentication and delivery or Maturity of the Securities of such series. All Securities of the same series and the coupons appertaining to Bearer Securities of such series, if any, shall be substantially identical except as to denomination and except as may otherwise be provided either in an indenture supplemental hereto or a resolution of the Board of Directors.

          SECTION 2.02.  Form of Securities and of Trustee's Certificate of
                         --------------------------------------------------
Authentication.  The Registered Securities, if any, and the Bearer Securities
- --------------
and related coupons, if any, of each series and the certificates of authentication on the Securities shall be in substantially the form as shall be established as provided in Section 2.01 with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with any law or with any rules made pursuant thereto or with any rules of any securities exchange or as may be determined consistently herewith by the officers executing such Securities or coupons, as evidenced by their execution of the Securities or coupons. If the form of Securities of any series or coupons (including any Global Security) is established by action taken pursuant to a resolution of the Board of Directors, a copy of an appropriate record of such action shall be certified by the Secretary or any Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect as of the date of such certificate, and shall be delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 2.04(b) or the authentication and delivery of such Securities.

          The definitive Securities and coupons, if any, shall be printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner permitted by the rules of any securities exchange, all as determined by the officers executing such Securities or coupons, as evidenced by their execution of such Securities or coupons.

          The form of Trustee's certificate of authentication for all Securities shall be as follows:

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

          This is one of the Securities issued under the within-mentioned Indenture.

                                   [NAME OF TRUSTEE],
                                       as Trustee



                                   By   __________________________________
                                        Authorized Signatory

          SECTION 2.03.  Securities in Global Form.  (a)  If Securities of a
                         -------------------------
series are issuable in whole or in part in global form, as specified in the manner contemplated by Section 2.01, then, notwithstanding the provisions of clause (11) of Section 2.01 or Section 2.04, such Global Security shall represent such of the Outstanding Securities of such series as shall be specified therein and may provide that it shall represent the aggregate amount of Outstanding Securities from time to time endorsed thereon and that the aggregate amount of Outstanding Securities represented thereby from time to time may be reduced to reflect exchanges. Any endorsement of a Global Security to reflect the amount, or any increase or decrease in the amount, of Outstanding Securities represented thereby, shall be made in such manner and upon instructions given by such Person or Persons as shall be specified in such Global Security or in the Company Order to be delivered to the Trustee pursuant to Section 2.04(b).

          (b) The provisions of the last sentence of Section 2.05(b) shall apply to any Securities represented by a Global Security if such Securities were never issued and sold by the Company (whether because of failure of settlement or otherwise) and the Company delivers to the Trustee the Global Security together with written instructions with regard to the reduction in the principal amount of Securities represented thereby, together with the written statement contemplated by the last sentence of Section 2.05(b), notwithstanding the absence of delivery of such Securities as contemplated thereby.

          (c) Global Securities may be issued in either registered or bearer form and in either temporary or permanent form.

          SECTION 2.04.  Denomination, Authentication and Dating of Securities.
                         -----------------------------------------------------
(a) Securities of each series shall be issuable in such form and denominations as shall be specified in the form of Security for such series approved or established pursuant to Section 2.02. In the absence of any specification, as provided in Section 2.01, with respect to the Securities of any series, the Registered Securities of such series, if any, shall be issuable in denominations of $1,000 and any integral multiple thereof and the Bearer Securities of such series, if any, shall be issuable in the denomination of $5,000. Each Registered Security shall be dated as of the date of its authentication. Each Bearer Security shall be dated as of the date specified in the manner contemplated by Section 2.01.

          (b) At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication. Except as otherwise provided in this Article Two, the Trustee thereupon shall authenticate and deliver such Securities in accordance with a Company Order; provided, however, that in connection with its original issuance a Bearer Security may be delivered only outside the United States and, except in the case of a temporary Global Security, only if the Company or its agent shall have received from the Person entitled to receive the Bearer Security a Bearer Security Tax Certificate and only if the Company and the Trustee have no reason to know that such certificate is false.

          (c) To the extent authorized in or pursuant to a resolution of the Board of Directors or established in an indenture supplemental hereto, such Company Order may be electronically transmitted and may provide instructions as to registration of holders, principal amounts, rates of interest, Stated Maturities and other matters contemplated by such resolution of the Board of Directors or supplemental indenture to be so instructed in respect thereof.

          (d) In authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and, subject to Section 6.01, shall be fully protected in relying upon:

               (i) a copy of the resolution or resolutions of the Board of Directors in or pursuant to which the terms and form of the Securities were established, certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect as of the date of such certificate;

              (ii)  an executed supplemental indenture, if any;

             (iii)  an Officers' Certificate delivered in accordance with
     Section 16.05; and

              (iv)  an Opinion of Counsel which shall state:

                    (A) that the form of such Securities and coupons, if any, has been established by a supplemental indenture or by or pursuant to a resolution of the Board of Directors in accordance with Sections
          2.01 and 2.02 and in conformity with the provisions of this Indenture;

                    (B) that the terms of such Securities and coupons, if any, have been established in accordance with Section 2.01 and in conformity with the other provisions of this Indenture;

                    (C) that such Securities, when authenticated and delivered by the Trustee and issued (with coupons attached, if applicable) by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization and moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                    (D) that all conditions precedent, if any, provided for in this Indenture have been complied with; and

                    (E) that the execution and delivery by the Company of such Securities and coupons, if any, do not conflict with any law, administrative regulation or court decree known by legal counsel furnishing the Opinion of Counsel to be applicable to the Company.

          (e) If the Company shall establish pursuant to Section 2.01 that the Securities of a series are to be issued in whole or in part in the form of one or more Global Securities, then the Company shall execute and the Trustee, in accordance with this Section 2.04 and the Company Order with respect to such series, shall authenticate and deliver one or more Global Securities in permanent or temporary form that (i) shall represent and shall be denominated in an aggregate amount equal to the aggregate principal amount of the Outstanding Securities of such series to be represented by one or more Global Securities,
(ii) shall be registered in the name of the Depositary for such Global Security or Securities or the nominee of such Depositary and (iii) shall be delivered by the Trustee to such Depositary or pursuant to such Depositary's instruction.

          (f) The Trustee shall have the right to decline to authenticate and deliver any Securities under this Section 2.04 if the Trustee, being advised by counsel, determines that such action may not lawfully be taken or if the Trustee in good faith by its board of directors or trustees, executive committee or a trust committee of directors or trustees or vice presidents shall determine that such action would expose the Trustee to personal liability to existing holders.

          (g) Notwithstanding any contrary provision herein, if all Securities of a series are not to be originally issued at one time, it shall not be necessary for the Company to deliver to the Trustee a Company Order, Officers' Certificate, resolution of the Board of Directors, supplemental indenture or Opinion of Counsel otherwise required pursuant to Section 2.04(b) or Section 2.04(d) at or prior to the time of authentication of each Security of such series if such documents are delivered to the Trustee or its agent at or prior to the authentication upon original issuance of the first Security of such series to be issued. In such event, any subsequent request by the Company to the Trustee to authenticate Securities of such series upon original issuance shall constitute a representation and warranty by the Company that, as of the date of such request, the statements made in the Officers' Certificate or other certificates delivered pursuant to Section 2.04(d) shall be true and correct as if made on such date. A Company Order, Officers' Certificate, resolution of the Board of Directors or supplemental indenture delivered by the Company to the Trustee in the circumstances set forth in this Section 2.04(g) may provide that Securities that are the subject thereof will be authenticated and delivered by the Trustee or its agent on original issue from time to time in the aggregate principal amount established for such series pursuant to such procedures acceptable to the Trustee as may be specified from time to time by Company Order upon the telephonic, electronic or written order of persons designated in such Company Order, supplemental indenture or resolution of the Board of Directors (any such telephonic or electronic instructions to be promptly confirmed in writing by such persons) and that such persons are authorized to determine, consistent with such Company Order, supplemental indenture or resolution of the Board of Directors, such terms and conditions of said Securities as are specified in such Company Order, supplemental indenture or resolution of the Board of Directors.

          (h) Each Depositary designated pursuant to clause (9) of Section 2.01 for a Global Security in registered form, at the time of its designation and at all times while it serves as Depositary, shall be a clearing agency registered under the Securities Exchange Act of 1934 and any other applicable statute or regulation.

          SECTION 2.05.  Execution of Securities.  (a)  The Securities and the
                         -----------------------
related coupons shall be signed in the name and on behalf of the Company by the manual or facsimile signature of its Chairman of the Board, its Chief Executive Officer or its President or, in lieu thereof, of any Senior Vice President or its Treasurer and attested by its Secretary, under its corporate seal (which may be printed, engraved or otherwise reproduced thereon, by facsimile or otherwise). For the purpose of any such signature or attestation, the Company may adopt and use the facsimile signature of any person who has been or is or shall be such officer.

          (b) No Security or appurtenant coupon shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose unless such security bears thereon a certificate of authentication substantially in the form set forth in Section 2.02, manually executed by an authorized signatory of the Trustee. Such certificate by the Trustee upon any Security executed by the Company shall be conclusive evidence that the Security so authenticated has been duly authenticated and delivered under this Indenture. Except as permitted by
Section 2.07, the Trustee shall not authenticate and deliver any Bearer Security unless all appurtenant coupons for interest then matured have been detached and cancelled. Notwithstanding the foregoing, if any Security or portions thereof shall have been duly authenticated and delivered hereunder but never issued and sold by the Company (whether because of failure of settlement or otherwise), and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 2.10 together with a written statement stating that such Security or portion thereof has never been issued and sold by the Company, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall not be entitled to the benefits of this Indenture.

          (c) In case any officer of the Company whose manual or facsimile signature appears on any of the Securities or coupons shall cease to be such officer before the Securities or coupons so signed shall have been authenticated and delivered by the Trustee, or disposed of by the Company, such Securities or coupons nevertheless may be authenticated and delivered or disposed of as though the person whose manual or facsimile signature appears on such Securities or coupons had not ceased to be such officer of the Company; and any Security or coupon may bear the manual or facsimile signature on behalf of the Company by such persons as, at the actual date of the execution of such Security or coupon, shall be the proper officers of the Company, although at the date of the execution of this Indenture any such person was not such an officer.

          SECTION 2.06.  Exchange and Registration of Transfer of Securities.
                         ---------------------------------------------------
(a) Registered Securities of any series may be exchanged for a like aggregate principal amount of Registered Securities of other authorized denominations and of like tenor and terms of the same series. Registered Securities to be exchanged shall be surrendered at the office or agency to be maintained by the Company pursuant to Section 4.02 in each Place of Payment for such series of Registered Securities, and the Company shall execute and cause to be registered, and the Trustee shall authenticate and deliver in exchange therefor, the Registered Security or Securities which the Securityholder making the exchange shall be entitled to receive.

          (b) For each series of Registered Securities, the Company shall cause to be kept in at least one such office or agency a Security register (the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for registration of Registered Securities and registration of transfer of Registered Securities as provided in this Article Two. Each such Security Register shall be in written form or in any other form capable of being converted into written form within a reasonable time. At all reasonable times such Security Registers shall be open for inspection by the Trustee. Upon due presentment for registration of transfer of any Registered Security of any series at any such office or agency, the Company shall execute and register and the Trustee shall authenticate and deliver in the name of the transferee or transferees a new Registered Security or Securities of the same series and of like tenor and terms for an equal aggregate principal amount. Unless otherwise provided (pursuant to Section 2.01 or otherwise), the Company initially appoints the

Trustee, at the principal office of the Trustee, as a Security registrar for each series of Registered Securities.

          (c) All Registered Securities presented for registration of transfer or for exchange or payment, if so required by the Company or the Trustee, shall be duly endorsed by, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Company and the Trustee duly executed by, the holder or his attorney duly authorized in writing.

          (d) To the extent specified in the manner provided by Section 2.01, Registered Securities or Bearer Securities of any series may be issued in exchange for Bearer Securities (except as otherwise specified in the manner contemplated by Section 2.01 with respect to a Bearer Security in global form) of the same series, of any authorized denomination and of like tenor and terms and aggregate principal amount, upon surrender of the Bearer Securities to be exchanged at any office or agency specified in the manner provided by Section 2.01, with all unmatured coupons and all unpaid matured coupons thereto appertaining. If the holder of a Bearer Security is unable to produce any such unmatured coupon or coupons or unpaid matured coupon or coupons, such exchange may be effected if the Bearer Securities are accompanied by payment in funds acceptable to the Company and the Trustee in an amount equal to the amount represented by such missing coupon or coupons, or the surrender of such missing coupon or coupons may be waived by the Company and the Trustee if there is furnished to them such security or indemnity as they may require to hold harmless each of them and any Paying Agent. If thereafter the holder of such Security shall surrender to any Paying Agent any such missing coupon in respect of which such payment shall have been made, such holder shall be entitled to receive the amount of such payment; provided, however, that, except as otherwise provided in Section 4.02, interest represented by coupons shall be payable only upon presentation and surrender of those coupons at an office or agency located outside the United States. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the holder making the exchange is entitled to receive.

          (e) If at any time the Depositary for the Global Securities of a series notifies the Company that it is unwilling or unable to continue as Depositary for the Global Securities of such series or if at any time the Depositary for the Registered Securities of such series shall no longer be eligible under Section 2.03 because it no longer is a clearing agency registered under the Securities Exchange Act of 1934 and any other applicable statute or regulation, the Company shall appoint a successor Depositary with respect to the

Global Securities of such series. If a successor Depositary for the Global Securities of such series is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company's election pursuant to Section 2.01(9) shall no longer be effective with respect to the Securities of such series and the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Securities of such series, will authenticate and deliver Securities of such series in definitive form in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing such series in exchange for such Global Security or Securities.

          (f) The Company at any time and in its sole discretion may determine that the Securities of any series issued in the form of one or more Global Securities shall no longer be represented by such Global Security or Securities. In such event the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Securities of such series, will authenticate and deliver, Securities of such series in definitive form and in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing such series in exchange for such Global Security or Securities.

          (g) If specified by the Company pursuant to Section 2.01 with respect to a series of Securities, the Depositary for such series of Securities may surrender a Global Security for such series of Securities in exchange in whole or in part for Securities of such series of like tenor and terms and in definitive form on such terms as are acceptable to the Company and such Depositary. Thereupon the Company shall execute, and the Trustee shall authenticate and deliver:

               (i) to each Person specified by such Depositary a new Security or new Securities of the same series, of like tenor and terms and of any authorized denomination as requested by such Person in aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Global Security; and

              (ii) to such Depositary a new Global Security of like tenor and terms and in a denomination equal to the difference, if any, between the principal amount of the surrendered Global Security and the aggregate principal amount of Securities delivered to holders thereof.

          (h) In any exchange provided for in Section 2.06(e), Section 2.06(f) or Section 2.06(g), the

Company will execute and the Trustee will authenticate and deliver Securities
(i) in definitive registered form in authorized denominations, if the Securities of such series are issuable as Registered Securities, (ii) in definitive bearer form in authorized denominations, with unmatured coupons attached, if the Securities of such series are issuable as Bearer Securities or (iii) as either Registered or Bearer Securities, if the Securities of such series are issuable in either form; provided, however, that (A) no definitive Bearer Security shall be delivered in exchange for a temporary Global Security unless the Company or its agent shall have received from the person entitled to receive the definitive Bearer Security a Bearer Security Tax Certificate, (B) delivery of a Bearer Security shall occur only outside the United States and (C) no definitive Bearer Security will be issued if the Company or the Trustee has reason to know that such certificate is false.

          (i) Upon the exchange of all of a Global Security for Securities in certificated form, such Global Security shall be cancelled by the Trustee. The exchange of any portion of a Global Security for Securities in certificated form shall be subject to Section 2.03(a). Registered Securities issued in exchange for all or part of a Global Security shall be registered in such names and in such authorized denominations as the Depositary for such Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Registered Securities to the persons in whose names such Securities are so registered. The Trustee shall deliver Bearer Securities issued in exchange for all or part of a Global Security to the persons, and in such authorized denominations, as the Depositary for such Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee; provided, however, that (A) no definitive Bearer Security shall be delivered in exchange for all or part of a temporary Global Security unless the Company or its agent shall have received from the person entitled to receive the definitive Bearer Security a Bearer Security Tax Certificate, (B) delivery of a Bearer Security shall occur only outside the United States and (C) no definitive Bearer Security will be issued if the Company or the Trustee has reason to know that any such certificate is false.

          (j) No service charge shall be made for any exchange or registration of transfer of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such exchange or registration of transfer.

          (k) The Company shall not be required (i) to issue, register the transfer of or exchange Securities of any particular series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities of such series selected for redemption under
Section 11.03 and ending at the close of business on the day of such mailing,
(ii) to register the transfer of or exchange any Registered Security so selected for redemption in whole or in part, except the unredeemed portion of any Registered Security being redeemed in part or (iii) to exchange any Bearer Security so selected for redemption except that such a Bearer Security may be exchanged for a Registered Security of that series, provided that such Registered Security shall be surrendered immediately for redemption with written instruction for payment consistent with the provisions of this Indenture.

          (l) Notwithstanding anything herein to the contrary: the exchange of Bearer Securities for Registered Securities shall be subject to applicable laws and regulations in effect at the time of exchange; and neither the Company nor the Trustee or any Security registrar shall exchange any Bearer Securities into Registered Securities if it has received an Opinion of Counsel that as a result of such exchanges the Company could suffer adverse consequences under the United States Federal income tax laws and regulations then in effect and the Company has delivered to the Trustee a Company Order directing the Trustee not to make such exchanges thereafter unless and until the Trustee receives a subsequent Company Order to the contrary. The Company shall deliver copies of such Company Order to the Security registrar.

          SECTION 2.07.  Mutilated, Destroyed, Lost or Stolen Securities. (a)
                         -----------------------------------------------
In case any temporary or definitive Security of any series or any related coupon shall become mutilated or be destroyed, lost or stolen, the Company in its discretion may execute, and upon its request and in the absence of notice to the Company and the Trustee that such Security or coupon has been acquired by a bona fide purchaser, the Trustee shall authenticate and deliver a new Security of the same series or related coupon, of equal aggregate principal amount and of like tenor and terms bearing a number not contemporaneously outstanding, in exchange and substitution for the mutilated Security or coupon, or in lieu of and in substitution for the Security or coupon so destroyed, lost or stolen. In every case the applicant for a substituted Security or coupon shall furnish to the Company and to the Trustee such security or indemnity as may be required by them to hold each of them harmless, and, in every case of destruction, loss or theft, the applicant also shall furnish to the Company and to the Trustee evidence to their satisfaction of the destruction, loss or theft of such security or coupon and of the ownership of such Security or coupon.

          (b) The Trustee may authenticate any such substitute Security and deliver the same upon the written request or authorization of any officer of the Company. Upon the issuance of any substitute Security or coupon, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Trustee) connected therewith. In case any Security or coupon which has matured or is about to mature shall become mutilated or be destroyed, lost or stolen, the Company, instead of issuing a substitute Security or coupon, may pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated Security or coupon) if the applicant for such payment shall furnish to the Company and to the Trustee such security or indemnity as may be required by them to hold each of them harmless and, in the case of destruction, loss or theft, evidence satisfactory to the Company and the Trustee of the destruction, loss or theft of such Security or coupon and of the ownership of such Security or coupon.

          (c) Every substitute Security or coupon issued pursuant to the provisions of this Section 2.07 by virtue of the fact that any Security or coupon is destroyed, lost or stolen shall constitute an additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security or coupon shall be found at any time, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities or coupons of the relevant series duly issued under this Indenture. All Securities or coupons shall be held and owned by the holders upon the express condition that the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or coupons and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

          (d) Notwithstanding the foregoing, the payment of principal of and any premium and interest on Bearer Securities, except as otherwise provided in
Section 4.02, shall be payable only at an office or an agency located outside of the United States, and, with respect to any coupons, interest represented thereby shall be payable only upon presentation and surrender of such coupons.

          SECTION 2.08.  Temporary Securities.  (a)  Pending the preparation
                         --------------------
of definitive Securities of any series, the Company may execute and the Trustee shall authenticate and deliver temporary Securities (printed or lithographed). Temporary Securities shall be issuable in any authorized denomination, and substantially in the form of the definitive Securities of such series (and of like tenor and terms) in lieu of which they are issued in registered form or, if authorized, in bearer form with one or more coupons or without coupons, but with such omissions, insertions and variations as may be appropriate for temporary Securities, all as may be determined by the Company. In the case of Securities of any series issuable as Bearer Securities, such temporary Securities may be in global form, representing all or any part of the Outstanding Securities of such series.

          (b)  Unless otherwise provided pursuant to Section 2.01:

               (i) Except in the case of temporary Securities in global form, every such temporary Security shall be authenticated by the Trustee in substantially the same manner, and with the same effect, as the definitive Securities. Without unreasonable delay the Company will execute and deliver to the Trustee definitive Securities of such series and thereupon any or all temporary Securities of such series (accompanied, if applicable, by all unmatured coupons and all unpaid matured coupons appertaining thereto) may be surrendered in exchange therefor at the principal office of the Trustee, and the Trustee shall authenticate and deliver in exchange for such temporary Securities an equal aggregate principal amount of definitive Securities of such series of authorized denominations. Such exchange shall be made at the Company's expense and without any charge to the holder. Until so exchanged, the temporary Securities of any series in all respects shall be entitled to the same benefits under this Indenture as definitive Securities of such series authenticated and delivered under this Indenture. Notwithstanding the foregoing, no Bearer Security shall be delivered in exchange for a Registered Security, and a Bearer Security shall be delivered in exchange for a Bearer Security only in compliance with the conditions set forth in Section 2.06.

              (ii) If Securities of any series are issued in temporary global form, any such temporary Global Security, unless otherwise provided pursuant to Section 2.01, shall be delivered to the Depositary for the benefit of Euro-clear and CEDEL S.A. for credit to the respective accounts of the beneficial owners of such Securities or to such other accounts as they may direct.

             (iii) Any such temporary Global Security shall be exchangeable, on the terms and in the manner set forth therein, in whole or in part, for an equal aggregate principal amount of definitive Securities of the same series of authorized denominations and of like tenor and terms as the portions of such temporary Global Security to be exchanged. Any definitive Bearer Security shall be delivered in exchange for a portion of a temporary Global Security only upon receipt by the Trustee from the Person entitled to receive such definitive Bearer Security of a Bearer Security Tax Certificate.

              (iv) Until exchanged in full as hereinabove provided, the temporary Securities of any series shall be entitled in all respects to the same benefits under this Indenture as definitive Securities of the same series and of like tenor and terms authenticated and delivered hereunder, except that any interest payable with respect to a temporary Global Security will be paid as specified therein.

          SECTION 2.09.  Payment of Interest; Interest Rights.  Interest on any
                         ------------------------------------
Registered Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Registered Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest. In case a Bearer Security of any series is surrendered in exchange for a Registered Security of such series after the close of business (at an office or agency in a Place of Payment for such series) on any Regular Record Date and before the opening of business (at such office or agency) on the next succeeding Interest Payment Date, such Bearer Security shall be surrendered without the coupon relating to such Interest Payment Date and interest will not be payable on such Interest Payment Date in respect of the Registered Security issued in exchange for such Bearer Security, but will be payable only to the holder of such coupon when due in accordance with the provisions of this Indenture. Payment of interest on any Registered Security may be made as provided in Section 3.02. Except as otherwise provided in the terms of any particular series pursuant to Section 2.01. interest will be calculated on the basis of a year consisting of twelve 30-day months.

          Any interest on any Security that is payable, but is not punctually paid or duly provided for, on any Interest Payment Date ("Defaulted Interest") forthwith shall cease to be payable to the holder on the relevant Regular Record Date by virtue of having been such holder; and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (i) or (ii) below:

               (i) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names such Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as provided in this clause (i). Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 nor fewer than ten days prior to the date of the proposed payment and not fewer than ten days after the receipt by the Trustee of the notice of the proposed payment. The Trustee promptly shall notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first class, postage prepaid, to each holder at his address as it appears in the Security Register, not fewer than ten days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been given as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered on such Special Record Date and shall no longer be payable pursuant to the following clause
     (ii).

              (ii) The Company may make payment of any Defaulted Interest on any such Security in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of that series may be listed, and upon such notice as may be required by any such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause (ii), such manner of payment shall be deemed practicable by the Trustee.

          Subject to the foregoing provisions of this Section 2.09, each Security of any series delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security of such series shall carry the rights to interest accrued and unpaid, and to accrue, that were carried by such other Security.

          Subject to the limitations set forth in Section 4.02, the holder of any coupon appertaining to a Bearer Security shall be entitled to receive the interest payable on such coupon upon presentation and surrender of such coupon on or after the Interest Payment Date of such coupon at an office or agency maintained for such purpose pursuant to Section 4.02.

          SECTION 2.10.  Cancellation of Securities Paid, etc.    All Securities
                         ------------------------------------
and coupons surrendered for the purpose of payment, exchange or registration of transfer, if surrendered to the Company or any Paying Agent or any Security registrar, shall be delivered to the Trustee and promptly cancelled by the Trustee, or, if surrendered to the Trustee, promptly shall be cancelled by it; and no Securities or coupons shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. The Trustee may destroy cancelled Securities or coupons and will deliver a certificate of such destruction to the Company.

                                 ARTICLE THREE

                          SUBORDINATION OF SECURITIES

          SECTION 3.01.  Agreement of Securityholders That Securities
                         --------------------------------------------
Subordinated to Extent Provided.  The Company, for itself and its successors
- -------------------------------
and assigns, covenants and agrees and each holder of Securities and any related coupons by such holders acceptance of a Security or coupon likewise covenants and agrees that, subject to the provisions of Article Fourteen, the payment of the principal of and any premium and interest on any and all Securities and coupons is expressly subordinated hereby, to the extent and in the manner set forth in this Article Three, to the prior payment in full of all Senior Indebtedness. The provisions of this Article Three shall constitute a continuing offer to all persons who, in reliance upon such provisions, become holders of, or continue to hold, Senior Indebtedness, and such provisions are made for the benefit of the holders of Senior Indebtedness, and such holders are hereby made obligees under this Article Three as if their names were written in this Article Three as such, and they and each of them may proceed to enforce the provisions of this Article Three.

          SECTION 3.02.  Company Not to Make Payments with Respect to Securities
                         -------------------------------------------------------
in Certain Circumstances.  (a)  If payment of the Securities is accelerated
- ------------------------
because of an Acceleration Event, the Company promptly shall notify holders of Senior Indebtedness of the acceleration.

          (b) The Company may not pay principal of or any premium or interest on the Securities and may not acquire any Securities for cash or property other than capital stock of the Company if:

               (1) a default on Senior Indebtedness occurs and is continuing that permits holders of such Senior Indebtedness to accelerate its maturity; and

               (2) such default is the subject of judicial proceedings or the Company receives written notice of such default from a representative of the holders of such Senior Indebtedness. If the Company receives any such notice, a similar notice received within 360 days thereafter relating to the same default on the same issue of Senior Indebtedness shall not be effective for purposes of this Section 3.02(b).

          The Company may resume payments on the Securities and may acquire them when:

               (i) such default is cured or waived or shall have ceased to exist or the Senior Indebtedness to which such default relates shall have been paid in full in cash or cash equivalent; or

              (ii) if such default is not the subject of judicial proceedings, 120 days pass after such written notice is received by the Company, but only if this Article Three does not otherwise prohibit such payment or acquisition at that time.

          (c)  In the event that notwithstanding the provisions of this Section
3.02 the Company shall make any payment to the Trustee on account of the principal of or any premium or interest on the Securities prohibited by Section 3.02(b), then, unless and until such payment is thereafter permitted under
Section 3.02(b), such payment shall be held by the Trustee in trust for the benefit of, and shall be paid forthwith over and delivered to, the holders of Senior Indebtedness (pro rata as to each of such holders on the basis of the respective amounts of Senior Indebtedness held by them) or their representative or the trustee under the indenture or other agreement (if any) pursuant to which any instruments evidencing any Senior Indebtedness may have been issued, as their respective interests may appear, for application to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay all Senior Indebtedness in full in accordance with the terms of such Senior Indebtedness, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness.

          (d) The provisions of this Section 3.02 shall not apply to any payment with respect to which Section 3.03 shall apply.

          SECTION 3.03.  Securities Subordinated to Prior Payment of All Senior
                         ------------------------------------------------------
Indebtedness on Dissolution, Liquidation or Reorganization of Company.  Upon
- ---------------------------------------------------------------------
any distribution of assets of the Company upon any dissolution, winding up, liquidation or reorganization of the Company (whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or otherwise):

          (a) The holders of all Senior Indebtedness first shall be entitled to receive payment in full of the principal of and any premium and interest due on Senior Indebtedness before the holders of the Securities are entitled to receive any payment on account of the principal of or any premium or interest on the Securities (other than payment in shares of stock of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment, which stock and securities are subordinated to the payment of all Senior Indebtedness and securities received in lieu thereof that at the time may be outstanding, except to the extent that such stock and securities received in lieu of Senior Indebtedness by their terms are expressly not superior in right of payment to the Securities).

          (b) Any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities (other than shares of stock of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment, which stock and securities are subordinated to the payment of all Senior Indebtedness and securities received in lieu thereof which may at the time be outstanding except to the extent that such stock and securities received in lieu of Senior Indebtedness by their terms are expressly not superior in right of payment to the Securities), to which the holders of the Securities and any related coupons would be entitled except for the provisions of this Section 3.03, shall be paid by the liquidating trustee or agent or other person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or other trustee or agent, directly to the holders of Senior Indebtedness or their representative or representatives, or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness may have been issued, to the extent necessary to make payment in full of all Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution or provision for such Senior Indebtedness to the holders of such Senior Indebtedness.

          (c) In the event that notwithstanding the foregoing provisions of this Section 3.03, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities (other than shares of stock of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment, which stock and securities are subordinated to the payment of all Senior Indebtedness and securities received in lieu thereof that at the time may be outstanding, except to the extent that such stock and securities received in lieu of Senior Indebtedness by their terms are expressly not superior in right of payment of the Securities), shall be received by the Trustee or the holders of the Securities on account of principal or any premium or interest on the Securities before all Senior Indebtedness is paid in full, or effective provision made for its payment, such payment or distribution (subject to the provisions of Section 3.06 and Section 3.07) shall be received and held in trust for and shall be paid over to the holders of the Senior Indebtedness remaining unpaid or unprovided for or their representative or representatives, or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness may have been issued, for application to the payment of such Senior Indebtedness until all such Senior Indebtedness shall have been paid in full, after giving effect to any concurrent payment or distribution or provision for such Senior Indebtedness to the holders of such Senior Indebtedness.

          (d) The consolidation of the Company with, or the merger of the Company into, another Person or the dissolution, winding up, liquidation or reorganization of the Company following the conveyance, transfer or lease of its properties and assets substantially as an entirety to another Person upon the terms and conditions set forth in Article Ten shall not be deemed a dissolution, winding up, liquidation or reorganization of the Company for the purposes of this Section 3.03 if the Person formed by such consolidation or into which the Company is merged or the Person that acquires by conveyance, transfer or lease such properties and assets substantially as an entirety, as the case may be, as a part of such consolidation, merger, conveyance, transfer or lease, shall comply with the conditions set forth in Article Ten.

          SECTION 3.04.  Securityholders to Be Subrogated to Rights of Holders
                         -----------------------------------------------------
of Senior Indebtedness.  Subject to the payment in full of all Senior
- ----------------------
Indebtedness, the holders of the Securities and any related coupons shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of assets of the Company applicable to the Senior Indebtedness until all amounts owing on the Securities shall be paid in full. For the purpose of such subrogation, no payments or distributions to the holders of the Senior Indebtedness (whether by or on behalf of the Company or by or on behalf of the holders of the Securities or any related coupons) by virtue of this Article Three that otherwise would have been made to the holders of the Securities or coupons shall be deemed, as between the Company and the holders of the Securities and coupons, to be payment by the Company to or on account of the Senior Indebtedness.

          SECTION 3.05.  Obligation of the Company Unconditional, etc.  The
                         --------------------------------------------
provisions of this Article Three are and are intended solely for the purpose of defining the relative rights of the holders of the Securities and any related coupons on the one hand and the holders of the Senior Indebtedness on the other hand. Nothing contained in this Article Three or elsewhere in this Indenture or in the Securities is intended to or shall impair, as between the Company and the holders of the Securities, the obligation of the Company, which is absolute and unconditional, to pay to the holders of the Securities the principal of and any premium and interest on the Securities as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the holders of the Securities or the coupons and creditors of the Company other than the holders of the Senior Indebtedness, nor shall anything in this Article Three or elsewhere in this Indenture prevent the Trustee or the holder of any Security or coupon from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article Three of the holders of Senior Indebtedness in respect of cash, property or securities of the Company received upon the exercise of any such remedy. Nothing contained in this Article Three is intended to alter the rights between the holders of the Securities and any related coupons and the Company's creditors other than the holders of the Securities or coupons and the holders of Senior Indebtedness. Upon any payment or distribution of assets of the Company referred to in this Article Three, the Trustee, subject to the provisions of Section 6.01, and the holders of the Securities and any related coupons shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which any dissolution, winding up, liquidation or reorganization proceedings are pending, or a certificate of the liquidating trustee or agent or other person making any distribution to the Trustee or to the holders of the Securities and coupons, for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of, the amounts of, the amounts payable on, the amount or amounts paid or distributed on and all other facts pertinent to the Senior Indebtedness and other indebtedness of the Company and all other facts pertinent to this Article Three.

          SECTION 3.06.  Trustee Entitled to Assume Payments Not Prohibited in
                         -----------------------------------------------------
Absence of Notice.  The Company shall give prompt written notice to a
- -----------------
Responsible Officer of the Trustee located at its principal office of any fact known to the Company that would prohibit, pursuant to this Article Three, the making of any payment to or by the Trustee with respect to the Securities or any related coupons. Notwithstanding the provisions of Section 3.01 or Section 3.02 or any other provision of this Indenture, the Trustee shall not at any time be charged with knowledge of the existence of any fact that would prohibit the making of any payment of money to or by the Trustee, unless and until the Trustee shall have received at the principal office of the Trustee written notice of such facts from the Company or from one or more holders of Senior Indebtedness or from any trustee for such holders; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Section 6.01, shall be entitled to assume that no such facts exist.

          SECTION 3.07.  Application by Trustee of Money Deposited with It.
                         -------------------------------------------------
Anything in this Indenture to the contrary notwithstanding, any deposit of money by the Company with the Trustee (whether or not in trust) for the payment of the principal of or any premium or interest on any Securities or coupons shall be subject to the provisions of Sections 3.01, 3.02, 3.03 and 3.04 except that, if not fewer than three Business Days prior to the date on which by the terms of this Indenture any such money may become payable for any purpose (including without limitation the payment of principal of or any premium or interest on any Security and any amounts immediately due and payable upon the execution of any instrument acknowledging satisfaction and discharge of this Indenture as provided in Article Fourteen) the Trustee shall not have received with respect to such money the notice provided for in Section 3.06, then, anything contained in this Article Three to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which it was received, and shall not be affected by any notice to the contrary that may be received by it during such three Business Day period.

          SECTION 3.08.  Article Applicable to Paying Agents.  In case at any
                         -----------------------------------
time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting under this Indenture, the term "Trustee" as used in this Article Three shall be construed (unless the context otherwise requires) as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article Three in addition to or in place of the Trustee.

          SECTION 3.09.  Subordination Rights Not Impaired by Acts or Omissions
                         ------------------------------------------------------
of Company or Holders of Senior Indebtedness.  No right of any present or
- --------------------------------------------
future holder of any Senior Indebtedness to enforce subordination as provided in this Article Three shall be prejudiced or impaired at any time in any way by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge of such act, failure to act or noncompliance which any such holder may have or otherwise be charged with.

          SECTION 3.10.  Securityholders Authorize Trustee to Effectuate
                         -----------------------------------------------
Subordination of Securities.  Each holder of the Securities by his acceptance of
- ---------------------------
a Security authorizes and expressly directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article Three and appoints the Trustee his attorney-in-fact for such purpose, including in the event of any dissolution, winding up, liquidation or reorganization of the Company (whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or otherwise), action tending towards liquidation of the business and assets of the Company, the immediate filing of a claim for the unpaid balance of its or his Securities in the form required in such proceedings and action causing such claim to be approved. If the Trustee does not file a proper claim or proof of debt in the form required in such proceeding prior to 30 days before the expiration of the time to file such claim or claims, then the holder or holders of Senior Indebtedness hereby are authorized to and have the right to file an appropriate claim for and on behalf of the holders of such Securities.

          SECTION 3.11.  Right of Trustee to Hold Senior Indebtedness.  The
                         --------------------------------------------
Trustee shall be entitled to all the rights set forth in this Article Three in respect of any Senior

Indebtedness at any time held by it to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall be construed to deprive the Trustee of any of its rights as such holder.

          SECTION 3.12.  Article Three Not to Prevent Events of Default.  The
                         ----------------------------------------------
failure to make a payment on account of principal or any premium or interest by reason of any provision in this Article Three shall not be construed as preventing the occurrence of an Event of Default under Section 5.01.

          SECTION 3.13.  Trustee Not Fiduciary for Holders of Senior
                         -------------------------------------------
Indebtedness.  The Trustee shall not be deemed to owe any fiduciary duty to the
- ------------
holders of Senior Indebtedness and shall not be liable to any such holders if it shall in good faith mistakenly pay over or distribute to holders of Securities or to the Company or to any other Person cash, property or securities to which any holders of Senior Indebtedness shall be entitled by virtue of this Article Three or otherwise.

                                 ARTICLE FOUR

                      PARTICULAR COVENANTS OF THE COMPANY

          SECTION 4.01.  Payment of Principal and Interest.  The Company duly
                         ---------------------------------
and punctually will pay or cause to be paid the principal of and any premium and interest on the Securities of each series at the places, at the respective times and in the manner provided in this Indenture and in the Securities. Any interest due on Bearer Securities on or before Maturity shall be payable only upon presentation and surrender of the several coupons for such interest installments as are evidenced thereby as they severally mature.

          SECTION 4.02.  Offices for Notices and Payments, etc.  So long as any
                         -------------------------------------
Securities of a series remain Outstanding, the Company will maintain in each Place of Payment for such series of Securities an office or agency where the Securities of that series (but, except as otherwise provided below, unless such Place of Payment is located outside the United States, not Bearer Securities) may be presented for payment, for registration of transfer and for exchange as provided in this Indenture and where notices and demands to or upon the Company in respect of the Securities or of this Indenture may be served. If Securities of a series are issuable as Bearer Securities, the Company will maintain, subject to any laws or regulations applicable thereto, an office or agency in a Place of Payment for such series that is located outside the United States where Securities of such series and the related coupons may be presented for payment. The Company will give to the Trustee prompt written notice of the location of each such office or agency and of any change of location thereof. In case the Company shall fail to maintain any such office or agency or shall fail to give such notice of the location or of any change in the location thereof, presentations and demands may be made and notices may be served at the principal office of the Trustee, and the Company hereby initially appoints the Trustee its agent to receive all such presentations and demands, except that Bearer Securities of that series and the related coupons may be presented for payment at the place specified for that purpose pursuant to Section 2.01(5). Unless otherwise provided pursuant to
Section 2.01, the Company hereby initially designates as the Place of Payment for each series of Securities (other than Bearer Securities of that series and the related coupons) the Borough of Manhattan, The City of New York, New York and appoints the Trustee, at the principal office of the Trustee, as Paying Agent in such city. Notwithstanding any other provisions to the contrary, the Company at its option may make payment of principal and any premium and interest with respect to any Registered Security by check mailed to the Person entitled thereto, as such address appears on the Security Register, except that a holder of $10,000,000 or more in aggregate principal amount of Securities of such series and of like tenor and terms will be entitled to receive payments by wire transfer of immediately available funds if appropriate wire transfer instructions shall have been received in writing by the Trustee not later than ten Business Days prior to the applicable payment date.

          No payment of principal of or any premium or interest on Bearer Securities shall be made at any office or agency of the Company in the United States or by check mailed to any address in the United States or by transfer to an account maintained with a bank located in the United States; provided, however, that payment of principal of and any premium and interest on any Bearer Security may be made at an office or agency of, and designated by, the Company located in the United States if (but only if) payment of the full amount of such principal, premium or interest at all offices outside the United States maintained for the purpose by the Company in accordance with this Indenture is illegal or effectively precluded by exchange controls or other similar restrictions and the Trustee receives an Opinion of Counsel that such payment within the United States is legal. Unless otherwise provided as contemplated by
Section 2.01 with respect to any series of Securities, at the option of the holder of any Bearer Security or related coupon payment may be made by mailing a check to an address outside the United States or by transfer to an account maintained by the payee with a bank located outside the United States.

          The Company also from time to time may designate one more offices or agencies (in or outside of such Place of Payment) where the Securities of one or more series and any appurtenant coupons (subject to the preceding paragraph) may be presented or surrendered for any and all such purposes, and from time to time may rescind such designations. The Company will give prompt written notice to the Trustee of any such designation and any change in the location of any such office or agency.

          SECTION 4.03.  Provisions as to Paying Agent.  (a)  The Company, with
                         -----------------------------
respect to the Securities of each series, prior to each due date of principal of or any premium or interest on such Securities, will deposit with the Paying Agent for such Securities a sum sufficient to pay the principal, premium or interest so becoming due, such sum to be held in trust for the benefit of the persons entitled to such principal, premium or interest. If the Company shall appoint a Paying Agent other than the Trustee with respect to the Securities of any series, the Company will notify the Trustee of its making, or failure to make, any such payment; and the Company also shall cause any such Paying Agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this Section 4.03, as follows:

               (1) that it will hold all sums held by it as such agent for the payment of the principal of or any premium or interest on such Securities (whether such sums have been paid to it by the Company or by any other obligor on such Securities) in trust for the benefit of the Persons entitled thereto;

               (2) that it will give the Trustee notice of any failure by the Company (or by any other obligor on such Securities) to make any payment of the principal of or any premium or interest on such Securities when the same shall be due and payable; and

               (3) that it forthwith will pay to the Trustee, at any time during the continuance of an Event of Default, upon the written request of the Trustee, all sums so held by it as such agent.

          (b) If the Company shall act as its own Paying Agent with respect to the Securities of any series, on or before each due date of the principal of or any premium or interest on the Securities of such series, it will set aside, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay such principal, premium or interest so becoming due and will notify the Trustee of any failure to take such action and of any failure by the Company (or by any other obligor under such Securities) to make any payment of the principal of or any premium or interest on such Securities when the same shall become due and payable.

          (c) Notwithstanding anything in this Section 4.03 to the contrary, the Company, at any time, for the purpose of obtaining a satisfaction and discharge of this Indenture or for any other reason, may pay or by Company Order direct any Paying Agent to pay to the Trustee all sums held in trust by the Company or any Paying Agent under this Indenture, such sums to be held by the Trustee upon the trusts contained in this Indenture.

          (d) Notwithstanding anything in this Section 4.03 to the contrary, the agreement to hold sums in trust as provided in this Section 4.03 is subject to Section 14.03 and Section 14.04.

          SECTION 4.04.  Statement as to Compliance.  The Company will deliver
                         --------------------------
to the Trustee, within 120 days after the end of each calendar year commencing with the first calendar year following the issuance of Securities of any series under this Indenture, a written certificate of the principal executive officer, the principal financial officer or the principal accounting officer of the Company, covering the period from the date of issuance of such Securities to the end of the calendar year in which such Securities were issued, in the case of the first such certificate, and covering the preceding calendar year, in the case of each subsequent certificate, stating, as to each signer of such certificate, that:

               (1) a review of the activities of the Company during the year and of performance under this Indenture has been made under his supervision;

               (2) to the best of his knowledge, based on such review, the Company has fulfilled all its conditions and covenants under this Indenture throughout such year, or, if there has been a default in the fulfillment of any such condition or covenant, specifying each such default known to him and the nature and status of such default; and

               (3) such certificate sets forth as of the end of such year a list of all Principal Constituent Banks.

          SECTION 4.05.  Notice of Defaults.  The Company will deliver to the
                         ------------------
Trustee within five days after the occurrence thereof written notice of any event which with the giving of notice or the lapse of time or both would be an Event of Default under Section 5.01.

          SECTION 4.06.  Limitation on Certain Dispositions and on Merger and
                         ----------------------------------------------------
Sale of Assets.  Except as otherwise provided in Article Ten, the Company will
- --------------
not:

          (a) sell, assign, transfer or otherwise dispose of any shares of, or securities convertible into or options, warrants or rights to subscribe for or purchase shares of, Voting Stock of a Principal Constituent Bank, and will not permit a Principal Constituent Bank to issue any shares of, or securities convertible into or options, warrants or rights to subscribe for or purchase shares of, such Voting Stock if, in each case, after giving effect to any such transaction, the Principal Constituent Bank would cease to be a Controlled Subsidiary; or

          (b)  permit a Principal Constituent Bank to:

                   (i) merge or consolidate with any other corporation, unless the surviving corporation is, or upon consummation of the merger or consolidation will become, the Company or a Controlled Subsidiary; or

                  (ii) lease, sell or transfer all or substantially all its properties and assets to any corporation or other Person, except to the Company or a Controlled Subsidiary or a Person that, upon such lease, sale or transfer, will become the Company or a Controlled Subsidiary.

          Notwithstanding the foregoing, any such sale, assignment, transfer or other disposition of securities, any such merger or consolidation or any such lease, sale or transfer of properties and assets shall not be prohibited if required (i) by any law or any rule, regulation or order of any governmental agency or authority or (ii) as a condition imposed by any law or any rule, regulation or order of any governmental agency or authority with respect to the acquisition by the Company or any Controlled Subsidiary, directly or indirectly, through purchase of securities or assets, or a merger, consolidation or otherwise, of any Person, provided that after giving effect to such acquisition
(A) such Person will be a Controlled Subsidiary, (B) the Consolidated Net Banking Assets of the Company will be at least equal to the Consolidated Net Banking Assets of the Company prior thereto and (C) BB&T-NC will be a Controlled Subsidiary.

          SECTION 4.07.  Limitation on Creation of Liens.  So long as any of
                         -------------------------------
the Securities shall be outstanding, the Company will not create, assume, incur or suffer to be created, assumed or incurred or to exist any pledge, encumbrance or lien, as security for indebtedness for borrowed money, upon any shares of, or securities convertible into or options, warrants or rights to subscribe for or purchase shares of, Voting Stock of a Principal Constituent Bank now or hereafter owned by the Company, directly or indirectly, if, treating such pledge, encumbrance or lien as a transfer of the shares of, or securities convertible into or options, warrants or rights to subscribe for or purchase shares of, Voting Stock subject thereto to the secured party, the Principal Constituent Bank would not be a Controlled Subsidiary.

          SECTION 4.08.  Corporate Existence.  Except as otherwise provided in
                         -------------------
Article Ten, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights (charter and statutory) and franchises; provided, however, that the Company shall not be required to preserve any right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Securityholders.

                                 ARTICLE FIVE

                  REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS
                   ON EVENT OF DEFAULT OR ACCELERATION EVENT

          SECTION 5.01.  Events of Default.   "Event of Default", when used
                         -----------------
with respect to Securities of any series, means each of the following events unless it is either inapplicable to a particular series or is specifically deleted or modified in the supplemental indenture or resolution of the Board of Directors under which such series of Securities is issued or in the form of Security for such series:

          (a) default in the payment of any installment of interest upon any of the Securities of that series as and when the same shall become due and payable, and continuance of such default for a period of 30 days;

          (b) default in the payment of the principal of or any premium on any of the Securities of that series as and when the same shall become due and payable at their Stated Maturity, upon redemption, by declaration or otherwise;

          (c) default in the payment of any sinking fund installment or analogous obligation as and when the same shall become due and payable by the terms of the Securities of that series;

          (d) a default or event of default as defined or designated in any mortgage, indenture, loan agreement or instrument under which there may be issued or borrowed, or by which there is secured or evidenced, any indebtedness of the Company (other than Securities of such series or indebtedness owed by the Company to any Subsidiary) or any Subsidiary (other than indebtedness of any Subsidiary owing to the Company or to another Subsidiary), whether such indebtedness now exists or shall be created hereafter, shall happen and (i) not less than $1,000,000 of such indebtedness shall be past due under such mortgage, indenture, loan agreement or instrument or such default or event of default shall result in not less than $1,000,000 of such indebtedness becoming or being declared due and payable and (ii) such indebtedness or such declaration, as the case may be, shall not have been discharged or rescinded or annulled within 15 days after the date on which written notice thereof is given to the Company by the Trustee or to the Company and the Trustee by the holders of at least 25% in aggregate principal amount of the Securities of that series then Outstanding;

          (e) a final judgment or judgments or order or orders for the payment of money in excess of $1,000,000 shall be entered against the Company or one or more Principal Constituent Banks and within 90 days after entry thereof such judgment or judgments or order or orders shall not have been discharged or the execution thereof stayed pending appeal or within 90 days after the expiration of any such stay such judgment or judgments or order or orders shall not have been discharged;

          (f) failure on the part of the Company duly to observe or perform any other of the covenants or agreements on the part of the Company in the Securities of such series or in this Indenture (other than a covenant or agreement a default in the performance of which or the breach of which specifically is provided for elsewhere in this Section 5.01 or which expressly has been included in this Indenture solely for the benefit of one or more series of Securities other than such series), and continuance of such failure for a period of 90 days after the date on which written notice of such failure, requiring the Company to remedy the same, shall have been given to the Company by the Trustee, or to the Company and the Trustee by the holders of at least 25% in aggregate principal amount of the Securities of such series at the time Outstanding;

          (g) a court or governmental authority having jurisdiction in the premises shall enter a decree or order for relief in respect of the Company or a Principal Constituent Bank in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Company or a Principal Constituent Bank or for any substantial part of its property, or ordering the winding up or liquidation of its affairs and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

          (h) the Company or a Principal Constituent Bank shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or similar official) of the Company or a Principal Constituent Bank or for substantially all of its property (other than the appointment of a conservator with repect to any Constituent Bank insured by the Federal Deposit Insurance Corporation or any successor agency), or shall make any general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due or shall take any corporate action in furtherance of any of the foregoing.

          If an Acceleration Event with respect to the Securities of any series at the time Outstanding occurs and is continuing, then and in each such case, unless the principal of all the Securities of such series already shall have become due and payable, either the Trustee or the holders of not less than 25% in aggregate principal amount of the Securities of such series then Outstanding, by notice in writing to the Company (and to the Trustee if given by Securityholders), may declare the principal amount of all the Securities of that series to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable. This provision, however, is subject to the condition that, at any time after such a declaration of acceleration, and before any judgment or decree for the payment of the money due shall have been obtained or entered as hereinafter provided, the holders of a majority in aggregate principal amount of the Securities of such series then Outstanding, by written notice to the Company and to the Trustee, may waive all defaults and rescind and annul such declaration and its consequences, if:

               (1) the Company shall pay or shall deposit with the Trustee a sum sufficient to pay:

                    (A) all matured installments of interest on all the Securities of that series and the principal of and any premium on any and all Securities of that series that shall have become due otherwise than by acceleration (with interest on overdue installments of interest (to the extent that payment of such interest is enforceable under applicable law) and on such principal and premium at the rate borne by the Securities of that series, to the date of such payment or deposit); and

                    (B) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

               (2) any and all defaults with respect to Securities of that series under this Indenture, other than the nonpayment of principal of and any premium and accrued interest on Securities that shall have become due by acceleration, shall have been cured or waived as provided in Section 5.07.

          No such waiver or rescission and annulment shall extend or shall affect any subsequent default or shall impair any right consequent thereon.

          In case the Trustee or any Securityholder shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of such rescission or annulment or for any other reason or shall have been determined adversely to the Trustee or any Securityholder, then and in every such case the Company, the Trustee and such Securityholders, subject to any determination in such proceeding, shall be restored respectively to their several positions and rights under this Indenture, and all rights, remedies and powers of the Company, the Trustee and such Securityholders shall continue as though no such proceeding had been taken.

          SECTION 5.02.  Payment of Securities on Default; Suit Therefor.  (a)
                         -----------------------------------------------
Subject to the provisions of Article Three, in case default shall be made in the payment of (i) any installment of interest upon any of the Securities as and when the same shall become due and payable, and such default shall have continued for a period of 30 days, or (ii) the principal of or any premium on any of the Securities as and when the same shall have become due and payable whether at Maturity of the Securities, by declaration or otherwise, then, upon demand of the Trustee, the Company will pay to the Trustee, for the benefit of the holders of the Securities, the whole amount that then shall have become due and payable on all such Securities for principal, premium or interest, or any combination thereof, as the case may be, with interest upon the overdue principal and premium and (to the extent that payment of such interest is enforceable under applicable law) upon the overdue installments of interest, at the rate borne by the Securities; and, in addition, such further amount as shall be sufficient to cover the costs and expenses of collection, including reasonable compensation, expenses, disbursements and advances of the Trustee, its agents, attorneys and counsel.

          (b) In case the Company shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any actions or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceeding to judgment or final decree, and may enforce any such judgment or final decree against the Company or any other obligor on the Securities and coupons and collect in the manner provided by law out of the property of the Company or any other obligor on the Securities and coupons, wherever situated, the money adjudged or decreed to be payable.

          (c) In case there shall be pending proceedings for the bankruptcy or for the reorganization of the Company or any other obligor on the Securities and coupons under Title 11 of the United States Code or any other applicable law, or in case a receiver or trustee shall have been appointed for the property of the Company or such other obligor, or in the case of any other similar judicial proceedings relative to the Company or other obligor on the Securities and coupons, or to the creditors or property of the Company or such other obligor, the Trustee, irrespective of whether the principal of the Securities shall then be due and payable as expressed in the Securities or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section 5.02, shall be entitled and empowered, by intervention in such proceedings or otherwise, to file and prove a claim or claims for the whole amount of principal and any premium and interest owing and unpaid in respect of the Securities, and, in case of any judicial proceedings,
(i) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Securityholders allowed in such judicial proceedings relative to the Company or any other obligor on the Securities and coupons, its or their creditors, or its or their property, and (ii) to collect and receive any money or other property payable or deliverable on any such claims, and to distribute the same after the deduction of its charges and expenses; and any receiver, assignee or trustee in bankruptcy or reorganization is hereby authorized by each of the Securityholders to make such payments to the Trustee, and, in the event that the Trustee shall consent to the making of such payments directly to the Securityholders, to pay to the Trustee any amount due it for reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and its counsel and any other amounts due the Trustee under
Section 6.06. To the extent that such payment of reasonable compensation, expenses and counsel fees out of the trust estate in any such proceedings shall be denied for any reason, payment of the same shall be secured by a lien on, and shall be paid out of, any and all distributions, dividends, money, securities and other property which the holders of the Securities and coupons may be entitled to receive in such proceedings, whether in liquidation or under any plan of reorganization or arrangement or otherwise.

          (d) Nothing contained in this Section 5.02 shall be deemed to authorize the Trustee to authorize or consent to or adopt on behalf of any Securityholder any plan of reorganization or arrangement affecting the Securities or related coupons or the rights of any Securityholder, or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceeding.

          (e) All rights of action and of asserting claims under this Indenture, or under any of the Securities or related coupons, may be enforced by the Trustee without the possession of any of the Securities or coupons, or the production thereof in any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, shall be for the ratable benefit of the holders of the Securities and related coupons.

          SECTION 5.03.  Application of Money Collected by Trustee.  Any money
                         -----------------------------------------
collected by the Trustee with respect to any series of Securities or related coupons pursuant to Section 5.02 shall be applied, subject to the provisions of Article Three, in the order following, at the date or dates fixed by the Trustee for the distribution of such money, upon presentation of the several Securities of such series or coupons, or both, as the case may be, and stamping thereon the payment, if only partially paid, and upon surrender thereof if fully paid:

          FIRST:   To the payment of all amounts then due the Trustee under
     Section 6.06;

          SECOND: In case the principal of the Outstanding Securities of that series shall not have become due and be unpaid, to the payment of interest on the Securities of that series in the order of the Maturity of the installments of such interest, with interest (to the extent enforceable under applicable law) upon the overdue installments of interest at the rate borne by the Securities of that series, such payments to be made ratably to the persons entitled thereto; and

          THIRD:   In case the principal of the Outstanding Securities of that series shall have become due, by declaration or otherwise, to the payment of the whole amount then owing and unpaid upon the Securities of that series for principal and any premium and interest, with interest on the overdue principal and any premium and (to the extent enforceable under applicable law) upon overdue installments of interest at the rate borne by the Securities of that series; and in case such money shall be insufficient to pay in full the whole amounts so due and unpaid upon the Securities of that series, then to the payment of such principal and any premium and interest without preference or priority of principal over interest, or of interest over principal or of any premium over principal or interest, or of principal or interest over any premium or of any installment of interest over any other installment of interest, or of any Security of that series over any other Security of that series, or of any coupon related to a Security of a series over any other coupon related to a Security of the same series, ratably to the aggregate of such principal and any premium and accrued and unpaid interest.

          SECTION 5.04.  Proceedings by Securityholders.  No holder of any
                         ------------------------------
Security of any series or any related coupon shall have any right to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Indenture or for the appointment of a receiver or trustee, or for any other remedy under this Indenture, unless such holder previously shall have given to the Trustee written notice of default and of the continuance thereof, as provided in Section 5.01, and unless also (i) the holders of not less than 25% in aggregate principal amount of the Securities of that series then Outstanding shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee under this Indenture and shall have offered to the Trustee such reasonable indemnity as the Trustee may require against the costs, expenses and liabilities to be incurred in compliance with such request, (ii) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding and (iii) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the holders of a majority in principal amount of the Outstanding Securities of that series; it being understood and intended, and being expressly covenanted by each Person who acquires and holds a Security or related coupon with every other such Person, that no one or more holders of Securities shall have any right in any manner whatever by virtue of or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of any other holder of such Securities or coupons, or to obtain or seek to obtain priority over or preference to any other such holder, or to enforce any right under this Indenture, except in the manner provided in this Section
5.04 and for the equal, ratable and common benefit of all holders of Securities and coupons.

          Notwithstanding any other provision of this Indenture, however, the right of any holder of any Security to receive payment of the principal of and any premium and interest on such Security on or after the respective Stated Maturities, or to institute suit for the enforcement of any such payment on or after such respective dates against the Company, shall not be impaired or affected without the consent of such holder.

          SECTION 5.05.  Proceedings by Trustee.  In case of an Event of
                         ----------------------
Default under this Indenture, the Trustee in its discretion may proceed to protect and enforce its rights and the rights of the Securityholders by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, either by suit in equity or by action at law or by proceeding in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture, or to enforce any other proper remedy or legal or equitable right vested in the Trustee by this Indenture or by law.

          SECTION 5.06.  Remedies Cumulative and Continuing; Delay or Omission
                         -----------------------------------------------------
Not Waiver.  All rights, powers and remedies conferred upon or reserved to the
- ----------
Trustee or to the Securityholders, to the extent permitted by law, shall be deemed cumulative and not exclusive of any thereof or of any other rights, powers and remedies available to the Trustee or the holders of the Securities and related coupons, now or hereafter existing, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture; and no delay or omission of the Trustee or of any holder of any of the Securities or related coupons to exercise any such right, power or remedy shall impair any such right, power or remedy, or shall be construed to be a waiver of any default or an acquiescence in such default; and, subject to the provisions of Section 5.04, every power and remedy conferred upon or reserved to the Trustee or to the Securityholders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Securityholders. The assertion of any right, power or remedy shall not prevent the concurrent assertion of any other right, power or remedy.

          SECTION 5.07.  Direction of Proceedings and Waiver of Defaults by
                         --------------------------------------------------
Majority of Securityholders.  (a)  The holders of a majority in aggregate
- ---------------------------
principal amount of the Securities of all series affected (voting as one class) at the time Outstanding determined in accordance with Section 7.04 shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee; provided, however, that (i) such direction may not be in conflict with law or this Indenture or expose the Trustee to personal liability or be unduly prejudicial to the holders of the Securities and related coupons not joining in the direction, and (ii) the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with this Indenture and such direction.

          (b) Prior to any declaration that the principal of the Outstanding Securities of any series is due and payable, the holders of a majority in aggregate principal amount of the Securities of that series at the time Outstanding on behalf of the holders of all of the Securities of that series may waive any past default or Event of Default or Acceleration Event under this Indenture and its consequences except a default under a covenant in this Indenture that, pursuant to Section 9.02, cannot be modified without the consent of each holder of a Security of the series affected thereby. Upon any such waiver, the Company, the Trustee and the holders of the Securities of that series and the related coupons shall be restored to their former positions and rights under this Indenture, respectively; but no such waiver shall extend to any subsequent or other default or Event of Default or Acceleration Event or impair any right consequent thereon. Whenever any default or Event of Default or Acceleration Event under this Indenture shall have been waived as permitted by this Section 5.07, such default or Event of Default or

Acceleration Event, for all purposes of the Securities, the related coupons and this Indenture, shall be deemed to have been cured and to be not continuing.

          SECTION 5.08.  Notices of Defaults.  The Trustee, within 90 days
                         -------------------
after the occurrence of a default with respect to Securities of any series, shall mail to all Securityholders of that series, at their addresses shown on the Security Register, notice of all such defaults known to the Trustee, unless such defaults shall have been cured or waived before the giving of such notice (the term "default" for the purpose of this Section 5.08 being hereby defined to mean any event which constitutes or after notice or lapse of time or both would constitute an Event of Default); and provided that, except in the case of default in the payment of the principal of or any premium or interest on any of the Securities of that series or in the making of any sinking fund payment or analogous obligation with respect to Securities of that series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interest of the Securityholders of that series.

          SECTION 5.09.  Undertaking to Pay Costs.  All parties to this
                         ------------------------
Indenture agree, and each holder of any Security or coupon by his acceptance thereof shall be deemed to have agreed, that any court in its discretion may require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit and that such court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant; provided, however, that the provisions of this Section 5.09 shall not apply to any suit instituted by the Trustee, to any suit instituted by any Securityholder, or group of Securityholders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities of that series, or to any suit instituted by any Securityholder for the enforcement of the payment of the principal of or any premium or interest on any Security on or after the respective Stated Maturities (or, in the case of redemption or repayment, on or after the redemption date or repayment date).

                                  ARTICLE SIX

                            CONCERNING THE TRUSTEE

          SECTION 6.01.  Duties and Responsibilities of Trustee.  In case an
                         --------------------------------------
Event of Default has occurred (which has not been cured or waived) the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

          No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, its own willful misconduct or any action or failure to act taken or omitted by it in bad faith, except that:

          (a)  except during the continuance of an Event of Default:

               (1) the duties and obligations of the Trustee shall be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

               (2) in the absence of bad faith on the part of the Trustee, the Trustee conclusively may rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but, in the case of any such certificates or opinions that by any provisions of this Indenture specifically are required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

          (b) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

          (c) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the holders of not less than a majority in principal amount of the Securities of any series at the time Outstanding (determined as provided in Section 7.04) relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture.

          None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

          Whether or not expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section 6.01.

          The provisions of this Section 6.01 are in furtherance of and subject to Sections 315 and 316 of the Trust Indenture Act.

          SECTION 6.02.  Reliance on Documents, Opinions, etc.  Subject to the
                         ------------------------------------
applicable provisions of the Trust Indenture Act and in furtherance thereof and subject to the provisions of Section 6.01:

          (a) the Trustee may rely and shall be protected in acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by an Officers' Certificate (unless other evidence in respect thereof be herein specifically prescribed); and any resolution of the Board of Directors may be evidenced to the Trustee by a copy thereof certified by the Secretary or an Assistant Secretary of the Company;

          (c) the Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or omitted by it under this Indenture in good faith and in accordance with such Opinion of Counsel;

          (d) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Securityholders, pursuant to the provisions of this Indenture, unless such Securityholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities that may be incurred therein or thereby;

          (e) the Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

          (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, debenture, coupon or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books and records of the Company to the extent reasonably necessary to verify such facts or matters; and

          (g) the Trustee may execute any of the trusts or powers under this Indenture or perform any duties under this Indenture either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed by it with due care under this Indenture.

          SECTION 6.03.  No Responsibility for Recitals, etc.  The recitals
                         -----------------------------------
contained in this Indenture and in the Securities (except in the Trustee's certificate of authentication) and in any coupons shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities or the coupons. The Trustee shall not be accountable for the use or application by the Company of any Securities or the proceeds of any Securities authenticated and delivered by the Trustee.

          SECTION 6.04.  Trustee, Paying Agents or Registrar May Own Securities.
                         ------------------------------------------------------
Subject to the applicable provisions of the Trust Indenture Act, the Trustee or any Paying Agent or Security registrar, in its individual or any other capacity, may become the owner or pledgee of Securities with the same rights it would have if it were not Trustee, Paying Agent or Security registrar.

          SECTION 6.05.  Money to Be Held in Trust.  Subject to the provisions
                         -------------------------
of Section 14.03 and Section 14.04, all money received by the Trustee, until used or applied as herein provided, shall be held in trust for the purposes for which it was received. Money held by the Trustee need not be segregated from other funds except as provided by law. The Trustee shall be under no liability for interest on any money received by it under this Indenture, except as the Company and the Trustee otherwise may agree.

          SECTION 6.06.  Compensation and Expenses of Trustee.  The Company
                         ------------------------------------
will pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation for all services rendered by it under this Indenture (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust), and the Company will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Indenture (including the reasonable compensation and the reasonable expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense, disbursement or advance as may be attributable to its negligence, bad faith or willful misconduct. The Company also covenants to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence, bad faith or willful misconduct on the part of the Trustee and arising out of or in connection with the acceptance or administration of this trust, including the reasonable costs and expenses of defending itself against any claim of liability in connection with the exercise or performance of any of its powers under this Indenture. The obligations of the Company under this Section 6.06 shall constitute additional indebtedness under this Indenture.

          SECTION 6.07.  Officers' Certificate as Evidence.  Subject to the
                         ---------------------------------
provisions of Section 6.01, whenever in the administration of the provisions of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or omitting any action under this Indenture, such matter (unless other evidence in respect thereof be herein specifically prescribed), in the absence of negligence, bad faith or willful misconduct on the part of the Trustee, may be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Trustee, and such Officers' Certificate, in the absence of negligence, bad faith or willful misconduct on the part of the Trustee, shall be full warrant to the Trustee for any action taken or omitted by it under the provisions of this Indenture upon the faith of such Officers' Certificate.

          SECTION 6.08.  Eligibility of Trustee.  The Trustee under this
                         ----------------------
Indenture shall at all times be a corporation organized and doing business under the laws of the United States or any State thereof or of the District of Columbia (or a corporation or other person permitted to act as Trustee by the Commission) authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by Federal, State or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 6.08, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 6.08, the Trustee shall resign immediately in the manner and with the effect specified in Section 6.09. Neither the Company nor any person directly or indirectly controlling, controlled by, or under common control with the Company shall serve as Trustee under this Indenture.

          SECTION 6.09.  Resignation or Removal of Trustee.  (a)  The Trustee
                         ---------------------------------
may resign at any time by giving written notice of such resignation to the Company, by mailing notice of such resignation to the holders of Registered Securities at their addresses as they shall appear on the Security Register, and, if any Bearer Securities are Outstanding, by publishing notice of such resignation in a newspaper of general circulation, in each place of payment for such Bearer Securities, customarily published at least once a day for at least five days in each calendar week.

          (b)  In case at any time any of the following shall occur:

               (1)  the Trustee shall fail to comply with the provisions of
     Section 310(b) of the Trust Indenture Act after written request therefor by the Company or by any Securityholder who has been a bona fide holder of a Security or Securities for at least six months, or

               (2) the Trustee shall cease to be eligible in accordance with the provisions of Section 6.08 and shall fail to resign after written request therefor by the Company or by any such Securityholder, or

               (3) the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed or a public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, the Company may remove the Trustee by written instrument, executed by Company Order authorized by the Board of Directors, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor Trustee (with written notice of such removal mailed to the holders of Registered Securities at their address as they shall appear on the Security Register, and, if any Bearer Securities are Outstanding, by publishing notice of such resignation in a newspaper of general circulation, in each place of payment for such Bearer Securities, customarily published at least once a day for at least five days in each calendar week), or, subject to the provisions of
Section 5.09, any Securityholder who has been a bona fide holder of a Security or Securities for at least six months, on behalf of himself and all others similarly situated, may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

          (c) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company promptly shall appoint a successor Trustee by a Company Order authorized by the Board of Directors, one copy of which instrument shall be delivered to the retiring Trustee and one copy to the successor Trustee. If, within one year after such resignation, removal or incapability or the occurrence of such vacancy, a successor Trustee shall be appointed by the holders of a majority in principal amount of the Securities (voting as a single class) at the time Outstanding by instrument or instruments delivered to the Company and the retiring Trustee, the successor Trustee so appointed, forthwith upon its acceptance of such appointment, shall become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Securityholders and accepted appointment in the manner provided in Section 6.10 within 60 days after notice of the resignation or removal of the Trustee is mailed to the Securityholders, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee, or any Securityholder who has been a bona fide holder of a Security or Securities for at least six months, subject to the provisions of Section 5.09, on behalf of himself and all others similarly situated, may petition any court of competent jurisdiction for the appointment of a successor Trustee.

          (d) The holders of a majority in aggregate principal amount of the Securities (voting as a single class) at the time Outstanding at any time, upon notice to the Trustee, may remove the Trustee.

          (e) Any removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section 6.09 shall become effective upon acceptance of appointment by the successor Trustee as provided in Section
6.10. Any resignation of the Trustee shall become effective only upon the appointment of a successor Trustee and upon the acceptance of appointment by the successor Trustee as provided in Section 6.10.

          SECTION 6.10.  Acceptance by Successor Trustee.  Any successor
                         -------------------------------
Trustee appointed as provided in Section 6.09 shall execute, acknowledge and deliver to the Company and to its predecessor Trustee an instrument accepting such appointment under this Indenture, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations of its predecessor under this Indenture, with like effect as if originally named as Trustee in this Indenture; but, nevertheless, on the written request of the Company or of the successor Trustee, the Trustee ceasing to act, upon payment of any amounts then due it pursuant to the provisions of Section 6.06, shall execute and deliver an instrument transferring to such successor Trustee all the rights and powers of the Trustee so ceasing to act and shall transfer, assign and deliver to such successor all property and money held by such predecessor Trustee under this Indenture. Upon request of any such successor Trustee, the Company shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor Trustee all such rights and powers. Any Trustee ceasing to act nevertheless shall retain a lien upon all property or funds held or collected by such Trustee to secure any amounts then due it pursuant to the provisions of
Section 6.06.

          No successor Trustee shall accept appointment as provided in this
Section 6.10 unless at the time of such acceptance such successor Trustee shall be qualified under the provisions of Section 310(b) of the Trust Indenture Act and eligible under the provisions of Section 6.08.

          Upon acceptance of appointment by a successor Trustee as provided in this Section 6.10, the Company shall mail notice of the succession of such Trustee under this Indenture to the holders of Registered Securities at their addresses as they shall appear on the Security Register, and, if any Bearer Securities are Outstanding, by publishing notice of such resignation in a newspaper of general circulation, in each place of payment for such Bearer Securities, customarily published at least once a day for at least five days in each calendar week. If the Company fails to mail such notice within ten days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed and, if necessary, published at the expense of the Company.

          SECTION 6.11.  Succession by Merger, etc.  Any corporation into which
                         -------------------------
the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor Trustee under this Indenture without the execution or filing of any paper or any further act on the part of any of the parties to this Indenture provided such corporation shall be qualified under the provisions of Section 310(b) of the Trust Indenture Act and eligible under the provisions of Section 6.08.

          In case at the time such successor Trustee shall succeed to the trusts created by this Indenture any of the Securities shall have been authenticated but not delivered, any such successor Trustee may adopt the certificate of authentication of any predecessor Trustee, and deliver such Securities so authenticated; and in case at that time any of the Securities shall not have been authenticated, any successor Trustee may authenticate such Securities either in the name of any predecessor Trustee under this Indenture or in the name of the successor Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Securities or in this Indenture provided that the certificate of the Trustee shall have; provided, however, that the right to adopt the certificate of authentication of any predecessor Trustee or authenticate Securities in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

                                 ARTICLE SEVEN

                        CONCERNING THE SECURITYHOLDERS

          SECTION 7.01.  Action by Securityholders.  Whenever in this Indenture
                         -------------------------
it is provided that the holders of a specified percentage in aggregate principal amount of the Securities of any or all series may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any such other action), the fact that at the time of taking any such action the holders of such specified percentage have joined in such action may be evidenced (i) by any instrument or any number of instruments of similar tenor executed by Securityholders in person or by agent or proxy appointed in writing, (ii) by the record of the holders of Securities voting in favor of such action at any meeting of Securityholders duly called and held in accordance with the provisions of this Article Seven or (iii) by a combination of such instrument or instruments and any such record of such a meeting of Securityholders. The Company may set a record date for purposes of determining the identity of holders entitled to vote or consent to any action by vote or consent authorized or permitted under this Indenture, which record date shall be the later of ten days prior to the first solicitation of such consent or the date of the most recent list of holders furnished to the Trustee pursuant to the provisions of Section 312(a) of the Trust Indenture Act prior to such solicitation. If a record date is fixed, those persons who were holders of Securities at such record date (or their duly designated proxies), and only those persons, shall be entitled to take such action by vote or consents or to revoke any vote or consent previously given, whether or not such persons continue to be holders after such record date. No such vote or consent shall be valid or effective if such vote occurs or such consent is obtained more than 120 days after such record date.

          SECTION 7.02.  Proof of Execution by Securityholders.  (a)  Subject
                         -------------------------------------
to the provisions of Sections 6.01, 6.02 and 8.05, proof of the execution of any instrument by a Securityholder or his agent or proxy shall be sufficient if made in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee.

          (b) The ownership of Registered Securities of any series shall be proved by the Security Register or by a certificate of the Security registrar of such series.

          (c) The principal amount and serial numbers of Bearer Securities held by any Person, and the date of holding the same, may be proved by the production of such Bearer Securities or by a certificate executed, as depositary, by any trust company, bank, banker or other depositary, wherever situated, if such certificate shall be deemed by the Trustee to be satisfactory, showing that at the date therein mentioned such Person had on deposit with such depositary, or exhibited to it, the Bearer Securities in the amount and with the serial numbers therein described; or such facts may be proved by the certificate or affidavit of the Person holding such Bearer

Securities, if such certificate or affidavit is deemed by the Trustee to be satisfactory. The Trustee and the Company may assume that such ownership of any Bearer Security continues until (i) another certificate or affidavit bearing a later date issued in respect of the same Bearer Security is produced, (ii) such Bearer Security is produced to the Trustee by some other Person, (iii) such Bearer Security is surrendered in exchange for a Registered Security or (iv) such Bearer Security is no longer Outstanding. The fact and date of execution of any such instrument or writing, the authority of the Person executing the same and the principal amount and serial numbers of Bearer Securities held by the Person so executing such instrument or writing and the date of holding the same may also be proved in any other manner which the Trustee deems sufficient; and the Trustee may in any instance require further proof with respect to any of the matters referred to in this Section 7.02(c).

          (d) The record of any Securityholders' meeting shall be proved in the manner provided in Section 8.07.

          SECTION 7.03.  Who Are Deemed Absolute Owners.  Prior to due
                         ------------------------------
presentation of a Registered Security for registration of transfer, the Company, the Trustee, any Paying Agent and any Security registrar may treat the Person in whose name such Registered Security is registered as owner of such Registered Security for the purpose of receiving payment of principal of and any premium and (subject to Section 2.09) interest on such Registered Security and for all other purposes whatsoever, whether or not such Registered Security is overdue and notwithstanding any notation of ownership or other writing on such Registered Security made by anyone other than the Company or any Security registrar, and neither the Company, the Trustee, any Paying Agent nor any Security registrar shall be affected by any notice to the contrary. All such payments so made to any such holder as shown in the Security Register, or upon his order, shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for money payable upon any such Registered Security.

          The Company, the Trustee, any Paying Agent and any Security registrar may treat the bearer of any Bearer Security and the bearer of any coupon as the absolute owner of such Bearer Security or coupon for the purpose of receiving payment thereof or on account thereof and for all other purposes whatsoever, whether or not such Bearer Security or coupon is overdue, and neither the Company, the Trustee, any Paying Agent nor any Security registrar shall be affected by any notice to the contrary. All such payments so made to any such bearer shall be valid and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for money payable upon any such Bearer Security.

          None of the Company, the Trustee, any Paying Agent or the Security registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

          SECTION 7.04.  Company-Owned Securities Disregarded.  In determining
                         ------------------------------------
whether the holders of the requisite aggregate principal amount of Securities have concurred in any direction, consent, waiver or other action under this Indenture, Securities that are owned by the Company or any other obligor on the Securities or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any other obligor on the Securities shall be disregarded and deemed not to be Outstanding for the purpose of any such determination; provided, however, that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, consent, waiver or other action, only Securities that the Trustee knows are so owned shall be so disregarded.

          SECTION 7.05.  Revocation of Consents; Future Holders Bound.  At any
                         --------------------------------------------
time prior to (but not after) the evidencing to the Trustee, as provided in
Section 7.01, of the taking of any action by the holders of the percentage in aggregate principal amount of the Securities of any or all series specified in this Indenture in connection with such action, any holder of a Security the serial number of which is shown by the evidence to be included in the Securities the holders of which have consented to such action, by filing written notice with the Trustee at the principal office of the Trustee and upon proof of holding as provided in Section 7.02, may revoke such action so far as concerns such Security. Except as provided in this Section 7.05, any such action taken by the holder of any Security shall be conclusive and binding upon such holder and upon all future holders and owners of such Security, irrespective of whether or not any notation in regard thereto is made upon such Security or any Security issued in exchange or substitution for such Security.

                                 ARTICLE EIGHT

                           SECURITYHOLDERS' MEETINGS

          SECTION 8.01.  Purposes of Meetings.  A meeting of Securityholders
                         --------------------
of any or all series may be called at any time and from time to time pursuant to the provisions of this Article Eight for any of the following purposes:

               (1) to give any notice to the Company or to the Trustee, or to give any directions to the Trustee, or to consent to the waiving of any default under this Indenture and its consequences, or to take any other action authorized to be taken by Securityholders pursuant to any of the provisions of Article Five;

               (2) to remove the Trustee and nominate a successor Trustee pursuant to the provisions of Article Six;

               (3) to consent to the execution of an indenture or indentures supplemental to this Indenture pursuant to the provisions of Section 9.02; or

               (4) to take any other action authorized to be taken by or on behalf of the holders of any specified aggregate principal amount of the Securities under any other provision of this Indenture or under applicable law.

          SECTION 8.02.  Call of Meetings by Trustee.  The Trustee at any time
                         ---------------------------
may call a meeting of Securityholders of any or all series to take any action specified in Section 8.01, to be held at such time and at such place in The City of New York for Registered Securities and the City of London, England for Bearer Securities, as the Trustee shall determine. Notice of every meeting of the Securityholders, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be mailed to holders, if any, of Registered Securities of each series affected at their addresses as they shall appear on the Security Register, and shall be provided to holders, if any, of Bearer Securities of each series affected by publication thereof in a newspaper of general circulation, in each Place of Payment for each such series, customarily published at least once a day for at least five days in each calendar week. Such notice to holders of Registered Securities shall be mailed not fewer than 20 nor more than 90 days prior to the date fixed for the meeting. Such notice to holders of Bearer Securities shall be made by the required publication on at least two dates, the first such publication to be not more than 90 days and the second such publication to be not fewer 20 days prior to the date fixed for the meeting.

          Any meeting of Securityholders shall be valid without notice if the holders of all Securities then Outstanding of each series affected are present in person or by proxy or if notice is waived before or after the meeting by the holders of all Outstanding Securities of each series affected, and if the Company and the Trustee are either present by duly authorized representatives or, before or after the meeting, have waived notice.

          SECTION 8.03.  Call of Meetings by Company or Securityholders.  In
                         ----------------------------------------------
case at any time the Company, pursuant to a resolution of its Board of Directors, or the holders of at least 10% in aggregate principal amount of the Securities then Outstanding of any or all series, as the case may be, that may be affected by the action proposed to be taken, shall have requested the Trustee to call a meeting of Securityholders of any or all series, as the case may be, that may be so affected, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed or published (as appropriate under Section 8.02) the notice of such meeting within 20 days after receipt of such request, then the Company or such Securityholders may determine the time and the place in the city designated in
Section 8.02, as the case may be, for such meeting and may call such meeting to take any action authorized in Section 8.02, by mailing or publishing notice of such meeting as provided in Section 8.02.

          SECTION 8.04.  Qualifications for Voting.  To be entitled to vote at
                         -------------------------
any meeting of Securityholders of any series a person shall (i) be a holder of one or more Securities of such series as set forth in the Security Register for such series or (ii) be a person appointed by an instrument in writing as proxy by a holder of one or more Securities of such series, subject to the provisions of Section 7.02. The only persons who shall be entitled to be present or to speak at any meeting of Securityholders shall be the persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

          SECTION 8.05.  Regulations.  (a)  Notwithstanding any other
                         -----------
provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Securityholders, in regard to proof of the holding of Securities and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit.

          (b) The Trustee, by an instrument in writing, shall appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Securityholders as provided in Section 8.03, in which case the Company or the Securityholders calling the meeting, as the case may be, in like manner shall appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the holders of a majority in principal amount of the Securities represented at the meeting and entitled to vote.

          (c) Subject to the provisions of Section 7.04, at any meeting each Securityholder or proxy shall be entitled to one vote for each $1,000 principal amount of Securities.

          (d) No vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Securities held by him or instruments in writing duly designating him as the person to vote on behalf of other Securityholders. Any meeting of Securityholders duly called pursuant to the provisions of Section
8.02 or Section 8.03 may be adjourned from time to time by a majority of those present and the meeting may be held as so adjourned without further notice.

          SECTION 8.06.  Quorum.  The Persons entitled to vote a majority in
                         ------
principal amount of the Outstanding Securities affected by the action proposed to be taken shall constitute a quorum for a meeting of such Securityholders. In the absence of a quorum within 30 minutes of the time appointed for any such meeting, the meeting, if convened at the request of holders of Securities, shall be dissolved. In the absence of a quorum in any other case the meeting may be adjourned for a period of not fewer than ten days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not fewer than ten days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Notice of the reconvening of any adjourned meeting shall be given as provided in Section 8.02, except that such notice need be given only once not fewer than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage, as provided above, of the principal amount of the Outstanding Securities affected by the action proposed to be taken which shall constitute a quorum.

          SECTION 8.07.  Voting.  The vote upon any resolution submitted to any
                         ------
meeting of Securityholders shall be by written ballots on which shall be subscribed the signatures of the holders of Securities or of their representatives by proxy and the principal amount of the Securities held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Securityholders shall be prepared by the secretary of the meeting and there shall be attached to such record the original reports of the inspectors of votes on any vote by ballot taken at such meeting and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that such notice was mailed or published as provided in Section 8.02 or Section 8.03. The record shall show the principal amount of the Securities voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee.

          Any record so signed and verified shall be conclusive evidence of the matters stated in such record.

          SECTION 8.08.  No Delay of Rights by Meeting.  Nothing in this Article
                         -----------------------------
Eight shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Securityholders or any rights expressly or impliedly conferred under this Article Eight to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to the Securityholders under any of the provisions of this Indenture or of the Securities.

                                 ARTICLE NINE

                            SUPPLEMENTAL INDENTURES

          SECTION 9.01.  Supplemental Indentures Without Consent of
                         ------------------------------------------
Securityholders.  The Company, when authorized by the resolutions of the Board
- ---------------
of Directors, and the Trustee from time to time and at any time may enter into an indenture or indentures supplemental to this Indenture for one or more of the following purposes:

          (a) to evidence the succession of another corporation to the Company, or successive successions, and the assumptions by the successor corporation of the covenants, agreements and obligations of the Company pursuant to Article Ten;

          (b) to add to the covenants of the Company such further covenants, restrictions or conditions for the protection of the holders of any series of the Securities or coupons as the Board of Directors and the Trustee shall consider to be for the protection of the holders of such Securities or coupons, and to make the occurrence, or the occurrence and continuance, of a default in any such additional covenants, restrictions or conditions a default or an Event of Default permitting, subject to Article Three, the enforcement of all or any of the several remedies set forth in this Indenture; provided, however, that in respect of any such additional covenant, restriction or condition such supplemental indenture may provide for notice or a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or, subject to Article Three, may provide for an immediate enforcement upon such default or may limit the remedies available to the Trustee upon such default;

          (c) to cure any ambiguity or to correct or supplement any provision contained in this Indenture or in any supplemental indenture that may be defective or inconsistent with any other provision contained in this Indenture or in any supplemental indenture, or to make such other provisions in regard to matters or questions arising under this Indenture that shall not adversely affect the interests of the holders of Outstanding Securities of any series or any related coupons;

          (d) to establish the form or terms of Securities of any series as permitted by Section 2.01;

          (e) to add to, change or eliminate any of the provisions of this Indenture to provide that Bearer Securities may be registrable as to principal, to change or eliminate any restrictions on the payment of principal or any premium on Registered Securities or of principal or any premium or interest on Bearer Securities, to permit Bearer Securities to be issued in exchange for Registered Securities or to permit or facilitate the issuance of Securities in uncertificated form, provided any such action shall not adversely affect the interests of the holders of Outstanding Securities of any series or any related coupons;

          (f) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture; provided, however, that such action shall not adversely affect the interests of the holders of Outstanding Securities of any series;

          (g) to provide for the documentation necessary for the issuance of Securities outside the United States of America;

          (h) to provide for the documentation necessary for the issuance of Securities at an issue price lower than the principal amount thereof, including to provide that upon the redemption or acceleration of the Maturity thereof an amount less than the principal amount thereof shall become due and payable and that such amount shall be used to determine the relative voting rights of the holders thereof; or

          (i) to conform the Indenture to the provisions of the Trust Indenture Act as then in effect.

          The Trustee hereby is authorized to join with the Company in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations that may be contained in such supplemental indenture and to accept the conveyance, transfer and assignment of any property under such supplemental indenture, but the Trustee shall not be obligated to, but in its discretion may, enter into any such supplemental indenture that affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

          Any supplemental indenture authorized by the provisions of this
Section 9.01 may be executed by the Company and the Trustee without the consent of the holders of any of the Securities at the time Outstanding, notwithstanding the provisions of Section 9.02.

          SECTION 9.02.  Supplemental Indentures with Consent of Securityholders
                         -------------------------------------------------------
of a Series.  With the consent (evidenced as provided in Section 7.01) of the
- -----------
holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding of each series affected by such supplemental indenture or indentures, the Company, when authorized by the resolutions of the Board of Directors, and the Trustee from time to time and at any time may enter into an indenture or indentures supplemental to this Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the holders of the Securities of each such series; provided, however, that without the consent of the holder of each Outstanding Security affected thereby no such supplemental indenture shall: (a) change the Stated Maturity of the principal of or any premium or any installment of interest on, any Security, or reduce the principal amount of any Security or any premium or interest on any Security, or reduce the amount of principal payable upon acceleration of the Maturity of any Original Issue Discount Security, or change any Place of Payment where, or the coin or currency in which, any Security or any premium or interest on any Security is payable, or impair the right to institute suit for the enforcement of any such payment on or after its Stated Maturity, or make any change in Article Three that adversely affects the rights of any Securityholder; (b) reduce the percentage in principal amount of Securities of any Series the consent of whose holders is required for any such supplemental indenture or the consent of whose holders is required for any waiver of compliance with certain provisions of this Indenture or certain defaults under this Indenture and their consequences provided for in this Indenture; or (c) modify the provisions of Section 5.01 providing for the rescinding and annulment of a declaration accelerating the Maturity of the Securities of any series, or any of the provisions of this Section 9.02 or
Section 5.07(b), except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived.

          Upon request of the Company, accompanied by a copy of the resolutions of the Board of Directors certified by its Secretary or Assistant Secretary authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Securityholders of such series as aforesaid, the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee in its discretion may, but shall not be obliged to, enter into such supplemental indenture.

          It shall not be necessary for the consent of the Securityholders under this Section 9.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

          SECTION 9.03.  Compliance with Trust Indenture Act;  Effect of
                         -----------------------------------------------
Supplemental Indentures.  Any supplemental indenture executed pursuant to the
- -----------------------
provisions of this Article Nine shall comply with the Trust Indenture Act as then in effect. Upon the execution of any supplemental indenture pursuant to the provisions of this Article Nine, this Indenture shall be and be deemed to be modified and amended in accordance with such supplemental indenture and the respective rights, limitation of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the holders of the series of Securities affected thereafter shall be determined, exercised and enforced under this Indenture subject in all respects to such modifications and amendments and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

          SECTION 9.04.  Notation on Securities.  Securities authenticated and
                         ----------------------
delivered after the execution of any supplemental indenture pursuant to the provisions of this Article Nine may bear a notation in form acceptable to the Trustee as to any matter provided for in such supplemental indenture. If the Company so shall determine, new Securities of any series and any related coupons so modified as to conform, in the opinion of the Board of Directors, to any modification of this Indenture contained in any such supplemental indenture may be prepared and executed by the Company, authenticated by the Trustee and delivered in exchange, as provided in Section 2.06, for the Outstanding Securities of such series and any related coupons, upon surrender of such Outstanding Securities of such series and any related coupons.

          SECTION 9.05.  Evidence of Compliance of Supplemental Indenture to Be
                         ------------------------------------------------------
Furnished Trustee.  The Trustee, subject to the provisions of Section 6.01 and
- -----------------
Section 6.02, may receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant to this Article Nine complies with the requirements of this Article Nine.

                                  ARTICLE TEN

               CONSOLIDATION, MERGER, SALE, CONVEYANCE AND LEASE

          SECTION 10.01.  Company May Consolidate, etc., on Certain Terms.
                          -----------------------------------------------
The Company shall not consolidate with or merge into another corporation or convey, transfer or lease its properties and assets substantially as an entirety to any Person, unless:

               (1) the corporation formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer or which leases the properties and assets of the Company substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America, any State thereof or the District of Columbia and expressly shall assume, by a supplemental indenture executed and delivered to the Trustee in form satisfactory to the Trustee, the due and punctual payment of the principal of and any premium and interest on the Securities, according to their terms, and the performance of every covenant of this Indenture and in such series on the part of the Company to be performed or observed;

               (2) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an

     Event of Default, shall have happened and be continuing; and

               (3) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and supplemental indenture comply with this Article Ten and that all conditions precedent provided for in this Indenture relating to such transaction have been complied with.

          SECTION 10.02.  Successor Corporation Substituted.  Upon any
                          ---------------------------------
consolidation by the Company with or merger by the Company into any other corporation or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with Section 10.01, the successor corporation formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation had been named as the Company in this Indenture, and thereafter, except in the case of a lease, the predecessor corporation shall be relieved of all obligations and covenants under this Indenture and the Securities of each series and any related coupons.

          Such successor corporation may cause to be signed, and may issue either in its own name or in the name of the Company prior to such succession, any of or all the Securities of each series issuable under this Indenture which theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of such successor corporation instead of upon the Company Order, and subject to all the terms, conditions and limitations in this Indenture, the Trustee shall authenticate and shall deliver any Securities that previously shall have been signed and delivered by the officers of the Company to the Trustee for authentication and any Securities which such successor corporation thereafter shall cause to be signed and delivered to the Trustee on its behalf for that purpose. All the Securities so issued shall have in all respects the same legal rank and benefit under this Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all such Securities had been issued at the date of the execution of this Indenture.

                                ARTICLE ELEVEN

                           REDEMPTION OF SECURITIES

          SECTION 11.01.  Applicability of Article.  Securities of any series
                          ------------------------
that are redeemable before their Stated Maturity shall be redeemable only in accordance with their terms and (except as otherwise specified as contemplated by Section 2.01 for Securities of any series) in accordance with this Article Eleven, to the extent Article Three does not prohibit such a redemption.

          SECTION 11.02.  Election to Redeem; Notice to Trustee.  The election
                          -------------------------------------
of the Company to redeem any Securities shall be evidenced by a Company Order. In case of any redemption at the election of the Company of less than all the Securities of any series, the Company, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), shall notify the Trustee of such Redemption Date, of the tenor and terms of the Securities of such series to be redeemed and of the principal amount of such Securities to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction.

          SECTION 11.03.  Selection by Trustee of Securities to Be Redeemed.
                          -------------------------------------------------
If less than all the Securities of any series of like tenor and terms specified by the Company are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series and of such tenor and terms not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denominations for such Securities or any integral multiple thereof) of the principal amount of such Registered Securities or such Bearer Securities or a denomination larger than the minimum authorized denomination for such Registered Securities or such Bearer Securities.

          The Trustee promptly shall notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

          For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any

Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

          SECTION 11.04.  Notice of Redemption.  Notice of redemption shall be
                          --------------------
given in the manner provided in Section 8.02 not fewer than 30 or more than 60 days prior to the Redemption Date. All notices of redemption shall state:

               (1)  the Redemption Date;

               (2)  the Redemption Price;

               (3) if less than all the Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Securities to be redeemed;

               (4) that on the Redemption Date, the Redemption Price will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after such date;

               (5) the Place or Places of Payment where such Securities, together in the case of Bearer Securities with all coupons, if any, appertaining thereto maturing after the Redemption Date, are to be surrendered for payment of the Redemption Price;

               (6) that Bearer Securities may be surrendered for payment only at such place or places that are outside the United States, except as provided in Section 4.02; and

               (7) that the redemption is for a sinking fund, if such is the case.

          Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

          SECTION 11.05.  Deposit of Redemption Price.  On or prior to any
                          ---------------------------
Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 4.04(b)) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be the same date as the Stated Maturity of an installment of interest thereon) accrued interest on, all the

Securities that are to be redeemed on that date; provided, however, that deposits with respect to Bearer Securities shall be made with a Paying Agent or Paying Agents located outside the United States except as otherwise provided in
Section 4.02, unless otherwise specified as contemplated by Section 2.01.

          SECTION 11.06.  Securities Payable on Redemption Date.  Notice of
                          -------------------------------------
redemption having been given as aforesaid, the Securities so to be redeemed shall become due and payable, on the Redemption Date, at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest and the coupons for such interest appertaining to any Bearer Securities so to be redeemed, except to the extent provided below, shall be void. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that: (i) installments of interest on Bearer Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable only upon presentation and surrender of coupons for such interest (at an office or agency located outside the United States except as otherwise provided in Section 4.02); and (ii) installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant record date for the payment of such interest according to the terms of such Securities.

          If any Bearer Security surrendered for redemption shall not be accompanied by all appurtenant coupons maturing after the Redemption Date, such Bearer Security may be paid after deducting from the Redemption Price an amount equal to the face amount of all such missing coupons, or the surrender of such missing coupon or coupons may be waived by the Company and the Trustee if there is furnished to them such security or indemnity as they may require to hold each of them and any Paying Agent harmless. If thereafter the holder of such Bearer Security shall surrender to the Trustee or any Paying Agent any such missing coupon in respect of which a deduction shall have been made from the Redemption Price, such holder shall be entitled to receive the amount so deducted on account of such coupon without interest thereon; provided, however, that interest represented by coupons shall be payable only upon presentation and surrender of those coupons at an office or agency located outside of the United States except as otherwise provided in Section 4.02.

          If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and any premium, until paid, shall bear interest from the Redemption Date at the rate prescribed therefor in the Security or related coupon.

          SECTION 11.07.  Registered Securities Redeemed in Part.  Any
                          --------------------------------------
Registered Security that is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the holder of such Security without service charge, a new Registered Security or new Registered Securities of the same series and of like tenor and terms, of any authorized denomination as requested by such holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

                                ARTICLE TWELVE

                                 SINKING FUNDS

          SECTION 12.01.  Applicability of Article.  Subject to Section 3.02(b),
                          ------------------------
the provisions of this Article Twelve shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 2.01 for Securities of such series.

          The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment". If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 12.02. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of the Securities of such series.

          SECTION 12.02.  Satisfaction of Sinking Fund Payments with Securities.
                          -----------------------------------------------------
The Company

               (1) may deliver Outstanding Securities of a series (other than any previously called for redemption) and

               (2) may apply as a credit Securities of a series that have been repurchased at the option of a holder or redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such series, provided that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund, and the amount of such sinking fund payment shall be reduced accordingly.

          SECTION 12.03.  Redemption of Securities for Sinking Fund.  Not fewer
                          -----------------------------------------
than 60 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment of that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to
Section 12.02 and also will deliver to the Trustee any Securities to be so delivered. Not fewer than 30 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 11.03 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 11.04. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Section 11.06 and Section 11.07.

                               ARTICLE THIRTEEN

                      REPAYMENT AT THE OPTION OF HOLDERS

          SECTION 13.01.  Terms Set Forth in the Securities.  Securities of any
                          ---------------------------------
series which in accordance with their terms are repayable at the option of the holders thereof before their Stated Maturity shall be repaid in accordance with the terms set forth in such Securities, to the extent Article Three does not prohibit such a repayment.

                               ARTICLE FOURTEEN

                    SATISFACTION AND DISCHARGE OF INDENTURE

          SECTION 14.01.  Discharge of Indenture.  When (a) the Company shall
                          ----------------------
deliver to the Trustee for cancellation all Securities of any series and any related coupons theretofore authenticated (other than any Securities of such series and any related coupons that shall have been mutilated, destroyed, lost or stolen and in lieu of or in substitution for which other Securities or coupons shall have been authenticated and delivered) and not theretofore cancelled, or (b) all the Securities of any series and any related coupons not theretofore cancelled or delivered to the Trustee for cancellation shall have become due and payable, or are by their terms to become due and payable within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption, and the Company shall deposit (to the extent Article Three does not prohibit such a deposit) with the Trustee, in trust, funds sufficient to pay upon Stated Maturity, redemption or repayment at the option of a holder all the Securities of such series and related coupons (other than any Securities of such series and related coupons that shall have been mutilated, destroyed, lost or stolen and that have been replaced or paid as provided in Section 2.07) not theretofore cancelled or delivered to the Trustee for cancellation, including principal and any premium and interest due or to become due prior to such Stated Maturity, Redemption Date or date of repayment, as the case may be, but excluding, however, the amount of any money for the payment of principal of or any premium or interest on the Securities

          (1) theretofore deposited with the Trustee and repaid by the Trustee to the Company in accordance with the provisions of Section 14.04 or

          (2) paid to any State or the District of Columbia pursuant to its unclaimed property or similar laws, and if in either case the Company also shall pay or cause to be paid all other sums payable under this Indenture by the Company, then this Indenture shall cease to be of further effect with respect to Securities of such series and any related coupons, and the Trustee, on demand of the Company accompanied by an Officers' Certificate and an Opinion of Counsel as required by Section 16.05 and at the cost and expense of the Company, shall execute proper instruments acknowledging satisfaction of and discharging this Indenture with respect to Securities of such series and any related coupons.
The obligations of the

Company to the Trustee under Section 6.06 shall survive the termination of this Indenture.

          The Trustee shall notify the Securityholders of such series, at the expense of the Company, of the immediate availability of the amount referred to in clause (b) of this Section 14.01 by mailing a notice, first class postage prepaid, to the holders of Registered Securities of such series at their addresses as they shall appear on the Security Register, and, if any Bearer Securities are Outstanding, by publishing notice of such resignation in a newspaper of general circulation, in each place of payment for such Bearer Securities, customarily published at least once a day for at least five days in each calendar week.

          SECTION 14.02.  Deposited Money to Be Held in Trust by Trustee.
                          ----------------------------------------------
Subject to Article Three and to Section 14.04, all money deposited with the Trustee pursuant to Section 14.01 shall be held in trust and applied by it to the payment, either directly or through any Paying Agent (including the Company if acting as its own Paying Agent, other than as to Bearer Securities, except as provided in Section 4.02), to the holders of the particular Securities and related coupons for the payment of which such money has been deposited with the Trustee, of all sums due and to become due thereon for principal and any premium and interest.

          SECTION 14.03.  Paying Agent to Repay Money Held.  Upon the
                          --------------------------------
satisfaction and discharge of this Indenture all money then held by any Paying Agent of the Securities (other than the Trustee), upon demand of the Company, shall be repaid to it or paid to the Trustee, and thereupon such Paying Agent shall be released from all further liability with respect to such money.

          SECTION 14.04.  Return of Unclaimed Money.  Any money deposited with
                          -------------------------
or paid to the Trustee or any Paying Agent for payment of the principal of or any premium or interest on Securities of any series, or then held by the Company in trust for the payment of the principal of or any premium or interest on Securities of any series, and not applied but remaining unclaimed by the holders of Securities of that series for two years after the date upon which the principal or any premium or interest on such Securities, as the case may be, shall have become due and payable, shall be repaid to the Company by the Trustee on demand or, if then held by the Company, shall be discharged from such trust, and all liability of the Trustee thereupon shall cease; and the holder of any of such Securities thereafter, as an unsecured general creditor, shall look only to the Company for payment of such Securities, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, thereupon shall cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, at the expense of the Company, in the case of Registered Securities or Bearer Securities, may cause to be published once, in a newspaper of general circulation in each Place of Payment for such series customarily published on each Business Day (whether or not published on Saturdays, Sundays or holidays) or, in the case of Registered Securities, to be mailed to each such holder, or in the case of Registered Securities to be mailed and published, notice that such money remains unclaimed and that, after a date specified in such notice, which shall not be fewer than 30 days from the date of such publication or mailing, any unclaimed balance of such money then remaining will be repaid to the Company.

          SECTION 14.05.  Deposits Irrevocable.  Any deposit referred to in
                          --------------------
Section 14.01 shall be irrevocable. If any Securities of a series with respect to which a deposit has been made pursuant to Section 14.01 and at the time Outstanding are to be redeemed prior to their Stated Maturity, whether pursuant to any optional redemption provisions or in accordance with any mandatory sinking fund requirement, the Company shall make such arrangements as are satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company.

          SECTION 14.06.  Reinstatement.  If the Trustee is unable to apply
                          -------------
any money or U.S. Government Obligations in accordance with Section 14.01 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to Section 14.01 until such time as the Trustee is permitted to apply all such money or U.S. Government Obligations in accordance with Section 14.01.

                                ARTICLE FIFTEEN

                          IMMUNITY OF INCORPORATORS,
                     STOCKHOLDERS, OFFICERS AND DIRECTORS

          SECTION 15.01.  Indenture and Securities Solely Corporate Obligations.
                          -----------------------------------------------------
No recourse for the payment of the principal of or any premium or interest on any Security, or for any claim based on any Security or coupon or otherwise in respect of any Security or coupon, and no recourse under or upon any obligation, covenant or agreement of the Company in this Indenture or in any Security, or because of the creation of any indebtedness represented by any Security or coupon, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of the Securities and coupons.

                                ARTICLE SIXTEEN

                           MISCELLANEOUS PROVISIONS

          SECTION 16.01.  Provisions Binding on Company's Successors.  All the
                          ------------------------------------------
covenants, stipulations, promises and agreements contained in this Indenture by the Company shall bind its successors and assigns whether so expressed or not.

          SECTION 16.02.  Official Acts by Successor Corporation.  Any act or
                          --------------------------------------
proceeding by any provisions of this Indenture authorized or required to be done or performed by any board, committee or officer of the Company shall and may be done and performed with like force and effect by the like board, committee or officer of any corporation that shall at the time be the lawful sole successor of the Company.

          SECTION 16.03.  Addresses for Notices, etc.  Any notice or demand that
                          --------------------------
by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the holders of Securities on the Company may be given or served by being deposited postage prepaid by registered or certified mail in a post office letter box addressed (until another address is filed by the Company with the Trustee) to Southern National Corporation, Attention:
Treasurer, 200 West Second Street, Winston-Salem, North Carolina 27101. Any notice, direction, request or demand by any Securityholder to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or made in writing at the principal office of the Trustee,
Attention: Corporate Trust Administration.

          SECTION 16.04.  GOVERNING LAW.  THIS INDENTURE AND EACH SECURITY
                          -------------
SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          SECTION 16.05.  Evidence of Compliance with Conditions Precedent.
                          ------------------------------------------------
Upon any application or request by the Company to the Trustee to take any action under any of the provisions of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

          Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture (other than certificates provided pursuant to Section 4.04, which certificates shall comply with the requirements of Section 4.04) shall include: (i) a statement that the person making such certificate or opinion has read such covenant or condition; (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinion contained in such certificate or opinion are based; (iii) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and (iv) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

          The provisions of this Section 16.05 are in furtherance of and subject to Sections 314(c)(1), 314(c)(2) and 314(e) of the Trust Indenture Act.

          SECTION 16.06.  Legal Holidays.  Unless otherwise specified in the
                          --------------
manner contemplated by Section 2.01, in any case where the Stated Maturity of principal of or any premium or interest on the Securities will not be a Business Day, payment of such principal, premium or interest need not be made on such date but may be made on the next following Business Day with the same force and effect as if made on the Stated Maturity and, if such principal, premium or interest is duly paid on such next following Business Day, no interest shall accrue for the period from and after such Stated Maturity to such next following Business Day.

          SECTION 16.07.  Trust Indenture Act to Control.  If and to the extent
                          ------------------------------
that any provision of this Indenture limits, qualifies or conflicts with another provision hereof which is required to be included in this Indenture by any provision of the Trust Indenture Act, such required provision shall control.

          SECTION 16.08.  No Security Interest Created.  Nothing in this
                          ----------------------------
Indenture or in the Securities or coupons, expressed or implied, shall be construed to constitute a security interest under the Uniform Commercial Code or similar legislation, as now or hereafter enacted and in effect, in any jurisdiction where property of the Company or its Subsidiaries is located.

          SECTION 16.09.  Benefits of Indenture.  Nothing in this Indenture or
                          ---------------------
in the Securities or coupons, express or implied, shall give to any Person, other than the parties to this Indenture, any Paying Agent, any Security registrar and their successors under this Indenture, the holders of Securities or coupons and, to the extent provided in this Indenture, the holders of Senior Indebtedness, any benefit or any legal or equitable right, remedy or claim under this Indenture.

          SECTION 16.10.  Payments to Be Made in U.S. Dollars.  Notwithstanding
                          -----------------------------------
anything in this Indenture to the contrary, any payments on or relating to any Security or related coupon shall be made only in U.S. dollars.

          SECTION 16.11.  Table of Contents, Headings, etc.  The table of
                          --------------------------------
contents and the titles and headings of the articles and sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions of this Indenture.

          SECTION 16.12.  Execution in Counterparts.  This Indenture may be
                          -------------------------
executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

                                ______________

          [NAME OF TRUSTEE] hereby accepts the trusts in this Indenture declared and provided, upon the terms and conditions set forth above in this Indenture.

          IN WITNESS WHEREOF, SOUTHERN NATIONAL CORPORATION has caused this Indenture to be signed and acknowledged by its [Vice] President, and its corporate seal to be affixed hereunto, and the same to be attested by its Secretary, and [NAME OF TRUSTEE] has caused this Indenture to be signed and acknowledged by __________________, and has caused its corporate seal to be affixed hereunto and the same to be attested by _______________, as of the day and year first written above.

                                   SOUTHERN NATIONAL CORPORATION


                                   By  __________________________
                                       [Name]
                                       [Title]

[SEAL]

Attest:

___________________________
Secretary

                                   [NAME OF TRUSTEE]


                                   By  __________________________
                                       [Name]
                                       [Title]

[SEAL]

Attest:

___________________________
Title:

STATE OF                    )
                            )ss.:
COUNTY OF                   )

          On the ___ day of _______________, 1996, before me personally came _______________, to me known, who, being by me duly sworn did depose and say that he resides at ______________________________; that he is the [Vice]
President of Southern National Corporation, one of the corporations described in and which executed the above instrument; that he knows the corporate seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by the authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.



                                        _______________________________
                                                  Notary Public

[NOTARIAL SEAL]

STATE OF                    )
                            )ss.:
COUNTY OF                   )

          On the ____ day of _______________, 1996, before me personally came ______________________________, to me known, who, being by me duly sworn did depose and say that he resides at ______________________________; that he is a ______________________________ of [Name of Trustee], one of the corporations described in and which executed the above instrument; that he knows the corporate seal of said corporation; that the seal affixed to the said instrument is such corporate seal; that it was so affixed by the authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.




                                        _______________________________
                                                  Notary Public

[NOTARIAL SEAL]